                                                                   Exhibit 99.1


              NovaStar Home Equity Loan Asset-Backed Certificates,
                                  Series 2003-3


                          $1,477,500,000 (Approximate)


                      NovaStar Mortgage Funding Corporation
                                    Depositor


                             NovaStar Mortgage, Inc.
                               Seller and Servicer



                              Co-Lead Underwriters


                                                               [LOGO]
                                                              Wachovia
       [LOGO]RBS Greenwich Capital                           Securities

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                            Date Prepared: August 29, 2003

                          $1,477,500,000 (Approximate)

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-3

------------------------------------------------------------------------------------------------------------------------------------
                  Principal     WAL (Years)     Payment Window           Expected Rating       Assumed Final         Certificate
Class/(1,2,3)/    Amount ($)     Call/Mat/(4)/  (Mths) Call/Mat/(4)/  S&P / Moody's / Fitch  Distribution Date          Type
-----             ----------     --------       ---------------       ---------------------  -----------------          ----
     A-1        $1,087,293,000          Not Marketed Hereby              AAA / Aaa / AAA       December 2033    Floating Rate Senior

    A-2A        $   64,018,000    0.90 / 0.90       1-20 / 1-20          AAA / Aaa / AAA       December 2033      Floating Rate Seq
                                                                                                                       Senior

    A-2B        $   43,000,000    2.49 / 2.49      20-43 / 20-43         AAA / Aaa / AAA       December 2033      Floating Rate Seq
                                                                                                                       Senior

    A-2C        $   49,000,000          Not Marketed Hereby              AAA / Aaa / AAA       December 2033      Floating Rate Seq
                                                                                                                       Senior

     A-3        $   65,439,000    3.48 / 3.86       1-98 / 1-183         AAA / Aa1 / AAA       December 2033    Floating Rate Senior
                                                                                                                        Mezz

     M-1        $   67,500,000    5.41 / 5.94      38-98 / 38-179         AA / Aa2 / AA        December 2033        Floating Rate
                                                                                                                     Subordinate

     M-2        $   56,250,000    5.40 / 5.81      37-98 / 37-148           A / A2 / A         December 2033        Floating Rate
                                                                                                                     Subordinate

     M-3        $   15,000,000    5.40 / 5.65      37-98 / 37-122          A- / A3 / A-        December 2033        Floating Rate
                                                                                                                     Subordinate

     B-1        $   15,000,000    5.40 / 5.50      37-98 / 37-112       BBB+ / Baa1 / BBB+     December 2033        Floating Rate
                                                                                                                     Subordinate

     B-2        $   15,000,000    5.20 / 5.20      37-98 / 37-98         BBB / Baa2 / BBB      December 2033        Floating Rate
                                                                                                                       Subordinate

------------------------------------------------------------------------------------------------------------------------------------
Total:          $1,477,500,000
------------------------------------------------------------------------------------------------------------------------------------

(1) The Class A-1 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class A-2A, Class A-2B and Class A-2C Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class A-3 Certificates are backed primarily by the cash flow from the Group III Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates are backed by the cash flows from the Group I Mortgage Loans, Group II Mortgage Loans and the Group III Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2) The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-3, Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates are priced to call. The margin on the Class A-1, Class A-2A, Class A-2B, Class A-2C and Class A-3 Certificates will double and the margin on the Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates will increase by 1.5x after the clean-up call date.
(3)  See "Available Funds Cap Rate" herein.
(4)  See "Pricing Prepayment Speed" herein.

Depositor:                    NovaStar Mortgage Funding Corporation.

Seller and Servicer:          NovaStar Mortgage, Inc. ("NovaStar").

Co-Lead Underwriters:         Greenwich Capital Markets, Inc. ("RBS Greenwich
                              Capital") and Wachovia Capital Markets, LLC
                              ("Wachovia Securities").

Co-Underwriter:               Morgan Stanley.

Trustee:                      JP Morgan Chase Bank.

Custodian:                    Wachovia Bank, N.A.

Swap Provider:                Greenwich Capital Derivatives, Inc.

Cap Provider:                 Citibank, N.A.

                                                               [LOGO]
                                                              Wachovia
       [LOGO]RBS Greenwich Capital                           Securities

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Offered Certificates:         The Class A-1 Certificates (the "Group I
                              Certificates"), the Class A-2A, Class A-2B and
                              Class A-2C Certificates (the "Group II
                              Certificates" or the "Class A-2 Certificates" when referred to in aggregate) and the Class A-3
                              Certificates (the "Group III Certificates," together with the Group I Certificates and Group
                              II Certificates, the "Class A Certificates" or
                              "Senior Certificates"), and the Class M-1, Class
                              M-2, Class M-3, Class B-1 and Class B-2
                              Certificates (together, the "Subordinate
                              Certificates"). The Senior Certificates along with the Subordinate Certificates are referred to herein as the "Offered Certificates."

Federal Tax Status:           The Offered Certificates will represent, in part,
                              ownership of REMIC regular interests for tax purposes.

Registration:                 The Offered Certificates will be available in
                              book-entry form through DTC, and only upon request through Clearstream, Luxembourg and the Euroclear
                              System.

Cut-off Date:                 For each Mortgage Loan, generally the later of (i)
                              close of business on September 1, 2003, and (ii) the date of origination of such Mortgage Loan.

Expected Pricing Date:        On or about August 27, 2003.

Expected Closing Date:        On or about September 16, 2003.

Expected Settlement Date:     On or about September 16, 2003.

Distribution Date:            The 25th day of each month (or if not a business
                              day, the next succeeding business day) commencing in October 2003.

Accrued Interest:             The price to be paid by investors for the Offered
                              Certificates will not include accrued interest
                              (settling flat).

Interest Accrual Period:      The interest accrual period for each Distribution
                              Date with respect to the Offered Certificates will be the period beginning with the previous
                              Distribution Date (or, in the case of the first
                              Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

ERISA Eligibility:            After the end of the Pre-funding Period, the
                              Offered Certificates are expected to be ERISA eligible, provided that certain conditions are satisfied (as described in the prospectus supplement).

SMMEA Eligibility:            After the end of the Pre-funding Period, the Class
                              A-1 and Class A-2 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA. The Class A-3 and Subordinate
                              Certificates are not expected to constitute
                              "mortgage related securities" for purposes of SMMEA.

Denomination:                 $25,000 minimum and multiples of $1,000 in excess
                              thereafter.

                                                               [LOGO]
                                                              Wachovia
       [LOGO]RBS Greenwich Capital                           Securities

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Optional Termination:         The terms of the transaction allow for a clean-up
                              call (the "Clean-up Call") which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off
                              Date, and (ii) the Pre-funding Amount on the Closing Date.

Pricing Prepayment Speed:     The Offered Certificates will be priced based on
                              the following collateral prepayment assumptions
                              (100% PPC):
                              FRM Loans: 20% HEP (2.0% - 20% CPR over 10 months,
                                         20% CPR thereafter)
                              ARM Loans: 28% CPR

Initial Mortgage Loans:       As of the Cut-off Date, the aggregate principal
                              balance of the Initial Mortgage Loans was approximately $622,473,453, of which: (i) approximately $517,142,989 consisted of a pool of conforming balance fixed-rate and adjustable-rate, first-lien, fully amortizing and balloon mortgage loans (the "Group I Initial Mortgage Loans"), (ii) approximately $74,205,859 consisted of a pool of non-conforming balance fixed-rate and adjustable-rate, first-lien, fully amortizing and balloon mortgage loans (the "Group II Initial
                              Mortgage Loans") and (iii) approximately
                              $31,124,604 consisted of a pool of fixed-rate and adjustable-rate, first-lien and second-lien, fully amortizing and balloon mortgage loans (the "Group
                              III Initial Mortgage Loans" together with the
                              Group I and Group II Initial Mortgage Loans, the
                              "Initial Mortgage Loans").

                              With respect to approximately 17.17% of the Initial Mortgage Loans, NovaStar also originated a second lien mortgage loan at the time of originating the first lien mortgage loan.

                              On or prior to the Closing Date, it is expected that certain of the Initial Mortgage Loans may be removed from the trust and certain other similar mortgage loans may be added to the trust.

Additional Mortgage Loans:    On the Closing Date, "Additional Mortgage Loans"
                              will be added to the mortgage loan pool. The
                              Additional Mortgage Loans are expected to have an aggregate principal balance of approximately
                              $477,526,547 as of the related Cut-off Date, which will consist of approximately $396,722,952 of mortgage loans related to Group I, approximately
                              $56,926,553 of mortgage loans related to Group II and approximately $23,877,042 of mortgage loans related to Group III. It is expected that the composition and characteristics of the Additional
                              Mortgage Loans will be similar to those of the Initial Mortgage Loans in all material respects.
                              On the Closing Date, the Initial Mortgage Loans and Additional Mortgage Loans will comprise the "Closing Date Mortgage Loans." The aggregate principal balance of the Closing Date Mortgage
                              Loans will be approximately $1,100,000,000, which will consist of approximately $913,865,941 of mortgage loans related to Group I, approximately
                              $131,132,412 of mortgage loans related to Group II and approximately $55,001,646 of mortgage loans related to Group III.

                                                               [LOGO]
                                                              Wachovia
       [LOGO]RBS Greenwich Capital                           Securities

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Pre-funding Amount:           On the Closing Date, the Trust will deposit
                              approximately $400,000,000 (the "Pre-funding
                              Amount"), which will consist of approximately
                              $332,314,888 related to Group I, approximately
                              $47,684,514 related to Group II and approximately
                              $20,000,599 related to Group III, into an account
                              (the "Pre-funding Account"). Funds on deposit in the Pre-funding Account will be used from time to time to acquire "Subsequent Mortgage Loans" during the Pre-funding Period. It is expected that the composition and characteristics of the Subsequent
                              Mortgage Loans will be similar to those of the Initial Mortgage Loans in all material respects.

                              The "Pre-funding Period" commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-funding Account is less than $10,000 and (ii) December 12, 2003.

                              To the extent that the Trust does not fully use amounts on deposit in the Pre-funding Account to purchase Subsequent Mortgage Loans by December 12, 2003, the Trust will apply the remaining amounts as a prepayment of principal to the Offered Certificates on the Distribution Date in December 2003. Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Offered Certificates from amounts in the Pre-funding Account.

Pass-Through Rate:            The "Pass-Through Rate" on each Class of Offered
                              Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the related
                              Available Funds Cap Rate.

Formula Rate:                 The "Formula Rate" on each Class of Offered
                              Certificates will be equal to One Month LIBOR plus the related margin for such Class.

Class A-1/ A-2 Available
Funds Cap Rate:               The "Class A-1/A-2 Available Funds Cap Rate" on
                              any Distribution Date is equal to (a) an amount equal to (i) interest due on the Group I Mortgage
                              Loans and Group II Mortgage Loans, less (ii) the servicing fee, trustee fee, custodian fee and mortgage insurance fees allocable to the Group I
                              Mortgage Loans and Group II Mortgage Loans, and less (iii) generally the pro-rata share of the net swap payments owed to the Swap Provider for such Distribution Date, divided by (b) the product of
                              (i) the actual number of days in the related
                              Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group I
                              Mortgage Loans and Group II Mortgage Loans plus any related Pre-funding Amount.

Class A-3 Available
Funds Cap Rate:               The "Class A-3 Available Funds Cap Rate" on any
                              Distribution Date is equal to (a) an amount equal to (i) interest due on the Group III Mortgage
                              Loans, less (ii) the servicing fee, trustee fee, custodian fee and mortgage insurance fees allocable to the Group III Mortgage Loans, and less (iii) generally the pro-rata share of the net swap payments owed to the Swap Provider for such Distribution Date, divided by (b) the product of
                              (i) the actual number of days in the related
                              Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group III
                              Mortgage Loans plus any related Pre-funding
                              Amount.

                                                               [LOGO]
                                                              Wachovia
       [LOGO]RBS Greenwich Capital                           Securities

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Subordinate Available
Funds Cap Rate:               The "Subordinate Available Funds Cap Rate" on any
                              Distribution Date is equal to the weighted average of the Class A-1/A-2 Available Funds Cap Rate and the Class A-3 Available Funds Cap Rate weighted by the related sub component principal balance.

                              The principal balance of the Group I/II sub component is equal to the aggregate principal balance of the Group I Mortgage Loans and Group II Mortgage Loans plus any related Pre-funding Amount less the aggregate principal balance of the Class A-1 and Class A-2 Certificates.

                              The principal balance of the Group III sub component is equal to the aggregate principal balance of the Group III Mortgage Loans plus any related Pre-funding Amount less the aggregate principal balance of the Class A-3 Certificates.

                              If either (a) the aggregate principal balance of the Group I Mortgage Loans and Group II Mortgage Loans has been reduced to zero on a prior Distribution Date or (b) the aggregate principal balance of the Group III Mortgage loans has been reduced to zero on a prior Distribution Date, the related Available Funds Cap Rate for a Class of Certificates is equal to the Available Funds Cap Rate related to the Group or Groups with an aggregate principal balance greater than zero.

Available Funds
Cap Shortfall:                If on any Distribution Date the related
                              Pass-Through Rate for any class of Offered
                              Certificates is limited by the related Available
                              Funds Cap Rate, the "Available Funds Cap
                              Shortfall" for such class is equal to the sum of
                              (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest accrued on such class based on the related Available Funds Cap Rate and (ii) the unpaid portion of any related Available Funds Cap
                              Shortfall from the prior Distribution Date together with accrued interest on such unpaid portion at the related Formula Rate. Any Available
                              Funds Cap Shortfall will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Monthly Servicer Advances:    The Servicer is required to advance scheduled
                              principal and interest (net of the servicing fee) for any delinquent mortgage loan, but is not required to make any advance that the Servicer deems to be non-recoverable.

                                                               [LOGO]
                                                              Wachovia
       [LOGO]RBS Greenwich Capital                           Securities

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Swap Agreements:              On the Closing Date, the Trustee will enter into
                              multiple "Swap Agreements" with an aggregate notional amount of $400,000,000. Under each Swap
                              Agreement, the trust shall make a payment equal to interest at the fixed-rate shown below on the related swap notional balance to the Swap Provider and the trust will receive a payment of interest at One Month LIBOR on the related swap notional balance from the Swap Provider, on each Distribution Date, accrued during the related swap accrual period, until the related swap is retired.

                              ------------------------------------------------------
                                Notional Amount       Fixed Rate     Maturity Date
                              ------------------------------------------------------
                                  $125,000,000          1.5950%        July 2005
                              ------------------------------------------------------
                                  $125,000,000          1.8200%        July 2005
                              ------------------------------------------------------
                                  $ 75,000,000          2.0900%        July 2006
                              ------------------------------------------------------
                                  $ 75,000,000          2.5250%        July 2006
                              ------------------------------------------------------

Cap Agreements:               On the Closing Date, the Trustee will enter into
                              multiple "Cap Agreements" with an aggregate notional amount of $350,000,000 solely to make payments in respect of any Available Funds Cap
                              Shortfalls on the Offered Certificates. Under each
                              Cap Agreement, the trust will receive a payment of interest equal to the excess, if any of (i) One
                              Month LIBOR over (ii) the related Strike Rate shown below, on the related cap notional balance from the Cap Provider on each Distribution Date, accrued during the related cap accrual period, until the related cap is retired.

                              ------------------------------------------------------
                                Notional Amount       Strike Rate    Maturity Date
                              ------------------------------------------------------
                                  $150,000,000          1.4000%        June 2005
                              ------------------------------------------------------
                                  $100,000,000          1.8000%        June 2006
                              ------------------------------------------------------
                                  $100,000,000          2.0000%        July 2006
                              ------------------------------------------------------

                              If on any Distribution Date the aggregate of the swap and cap notional balances exceeds the aggregate principal balance of the Offered Certificates, such excess notional balance (in increments of $25,000,000) will be released from the Swap Agreements and Cap Agreements and reassigned to NovaStar or its affiliate.

Credit Enhancement:           Consists of the following:
                                   1) Mortgage Insurance;
                                   2) Excess Cashflow;
                                   3) the Overcollateralization Amount; and
                                   4) Subordination

                                                               [LOGO]
                                                              Wachovia
       [LOGO]RBS Greenwich Capital                           Securities

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Mortgage Insurance
Policies:                     Approximately 46.19% of the Initial Mortgage Loans
                              are covered by a mortgage insurance policy issued by Mortgage Guaranty Insurance Corp. ("MGIC") or
                              PMI Mortgage Insurance Co. ("PMI") (such loans are the "Insured Mortgage Loans"). Approximately
                              46.96% of the Initial Mortgage Loans have an original loan-to-value ratio in excess of 60% and are not insured. Additionally, approximately 6.85% of the Initial Mortgage Loans have an original loan-to-value ratio less than or equal to 60% and are not insured.

                              Each mortgage insurance policy provided by MGIC and PMI insures a portion of the loss on the related mortgage loan to a level where the uninsured exposure of the mortgage loan is reduced to an amount equal to 55% and 51%, respectively, of the original loan-to-value ratio of such mortgage loan. Approximately 99.66% and 0.34% of the Insured Mortgage Loans are insured by MGIC and PMI, respectively.

                              Claim payments, if any, under a mortgage insurance policy will be made to the Servicer, deposited in the collection account and treated in the same manner as a prepayment of the related mortgage loan.

Credit Enhancement
Percentages:

                              -------------------------------------------------------------------------------------
                                       Initial Credit Enhancement                   Target Credit Enhancement
                                            On Closing Date                         On or After Crossover Date
                              -------------------------------------------------------------------------------------
                                        Rating               Percent                Rating               Percent
                               Class A-1 and Class A-2        17.11        Class A-1 and Class A-2        29.23
                                      Class A-3               12.75               Class A-3               25.50
                                      Class M-1                8.25               Class M-1               16.50
                                      Class M-2                4.50               Class M-2                9.00
                                      Class M-3                3.50               Class M-3                7.00
                                      Class B-1                2.50               Class B-1                5.00
                                      Class B-2                1.50               Class B-2                3.00
                              -------------------------------------------------------------------------------------

Excess Cashflow:              The "Excess Cashflow" for any Distribution Date
                              will be equal to the interest funds remaining after priority 1) and 2) (excluding the Excess
                              Cashflow component of 2)) under "Priority of Distributions."

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                                                              Wachovia
       [LOGO]RBS Greenwich Capital                           Securities

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Overcollateralization
Amount: The "Overcollateralization Amount" is equal to the excess of the sum of (i) the aggregate principal balance of the Mortgage Loans and (ii) any outstanding Pre-funding Amount, over the aggregate principal balance of the Offered Certificates. On the Closing Date, the Overcollateralization Amount will be equal to approximately 1.50% of the sum of
                              (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and
                              (ii) the Pre-funding Amount on the Closing Date. To the extent the Overcollateralization Amount is reduced below the Required Overcollateralization Amount, Excess Cashflow will be directed to build the Overcollateralization Amount until the Required Overcollateralization Amount is reached.

Required
Overcollateralization
Amount: On any Distribution Date, the "Required Overcollateralization Amount" is equal to:
                              (i) prior to the Crossover Date, 1.50% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount as of the Closing Date.
                              (ii) on or after the Crossover Date, the greater
                                   of:
                                   a.  the lesser of:
                                           (1)  1.50% of the sum of (i) the
                                                aggregate principal balance of
                                                the Closing Date Mortgage Loans
                                                as of the Cut-off Date and (ii)
                                                the Pre-funding Amount as of the
                                                Closing Date; and
                                           (2)  3.00% of the current aggregate
                                                principal balance of the
                                                Mortgage Loans; and
                                   b.  0.50% of the sum of (i) the aggregate
                                       principal balance of the Closing Date
                                       Mortgage Loans as of the Cut-off Date and
                                       (ii) the Pre-funding Amount as of the
                                       Closing Date (the "OC Floor").

                              On any Distribution Date on which a Trigger Event is in effect, the Required Overcollateralization Amount will be equal to the Required Overcollateralization Amount as of the preceding Distribution Date.

Crossover Date:               The earlier to occur of:
                                (i)  the Distribution Date on which the
                                     principal balance of the Class A
                                     Certificates has been reduced to zero, and
                                (ii) the later to occur of:
                                     a. the Distribution Date occurring in
                                        October 2006; and
                                     b. the first Distribution Date on which the
                                        Credit Enhancement Percentage is greater than or equal to 25.50%.

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                                                              Wachovia
       [LOGO]RBS Greenwich Capital                           Securities

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement
Percentage:                   The "Credit Enhancement Percentage" for a
                              Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate
                              Certificates and (b) the Overcollateralization
                              Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

Limited
Cross-collateralization:      Under certain circumstances to the extent
                              available funds from one Group are insufficient to make a required payment of interest or principal on its related class of Class A Certificates, then any remaining funds from the other Groups (after paying such amounts to the related class of Class
                              A Certificates) may be used to make such required payments of interest and principal.

Trigger Event:                A "Trigger Event" is in effect on any Distribution
                              Date on or after the Crossover Date, if either (i) the three month average 60+ day delinquency percentage exceeds 17.00% or (ii) cumulative realized losses as a percentage of the sum of (i) the aggregate principal balance of the Closing
                              Date Mortgage Loans as of the Cut-off Date, and
                              (ii) the Pre-funding Amount as of the Closing
                              Date, for the related Distribution Date are greater than:

                              -------------------------------------------------------------------------
                                 Period     Losses     Period     Losses        Period        Losses
                              -------------------------------------------------------------------------
                                   37       4.00%        45        4.52%          53          5.04%
                              -------------------------------------------------------------------------
                                   38       4.07%        46        4.59%          54          5.11%
                              -------------------------------------------------------------------------
                                   39       4.13%        47        4.65%          55          5.17%
                              -------------------------------------------------------------------------
                                   40       4.20%        48        4.72%          56          5.24%
                              -------------------------------------------------------------------------
                                   41       4.26%        49        4.78%          57          5.30%
                              -------------------------------------------------------------------------
                                   42       4.33%        50        4.85%          58          5.37%
                              -------------------------------------------------------------------------
                                   43       4.39%        51        4.91%          59          5.43%
                              -------------------------------------------------------------------------
                                   44       4.46%        52        4.98%     60 and after     5.50%
                              -------------------------------------------------------------------------

Realized Losses:              If a Mortgage Loan becomes a liquidated loan, the
                              net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage
                              Loan. The amount of such insufficiency is a "Realized Loss." Realized Losses on the Mortgage
                              Loans will, be absorbed first, by the Excess
                              Cashflow, and second by the reduction of the Overcollateralization Amount. Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class B-2 Certificates, second to the Class B-1
                              Certificates, third to the Class M-3 Certificates, fourth to the Class M-2 Certificates, fifth to the Class M-1 Certificates, and sixth to the Class A-3
                              Certificates. Realized losses will not be allocated to the Class A-1 or Class A-2
                              Certificates.

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                                                              Wachovia
       [LOGO]RBS Greenwich Capital                           Securities

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Conversion Feature of
Certain Mortgage Loans:       Approximately 55.51% of the Initial Mortgage Loans
                              are, at the borrower's option, subject to conversion during a certain period into fixed-rate loans at a rate not to exceed 600 basis points over the FNMA rate for thirty-year fixed-rate loans only if certain conditions are met, for example, (a) the borrower has made timely payments on the loan during the twelve months immediately preceding the conversion date; (b) the borrower occupies the property; (c) the value of the property has not declined below a certain level since the date of the original loan; and (d) the borrower meets NovaStar's property and credit standards.

Removal of Converted
Mortgage Loans Pursuant
to the Conversion
Feature: In the event of a conversion of a convertible Mortgage Loan from an adjustable-rate to a fixed-rate, NovaStar Capital, Inc., an affiliate of NovaStar, will be obligated to purchase the Mortgage Loan from the trust at the outstanding principal balance of the Mortgage Loan plus accrued interest. That is, the converted Mortgage Loans will be bought out of, and thus removed from, the trust after the conversion, causing an acceleration of principal distributions on the Offered Certificates in accordance with their terms. The purchase obligation of NovaStar Capital, Inc. will be fully guaranteed by NovaStar Financial, Inc., a publicly-held company whose stock trades on the New York Stock Exchange under the symbol NFI.

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                                                              Wachovia
       [LOGO]RBS Greenwich Capital                           Securities

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Priority of
Distributions:                Available funds from the Mortgage Loans will be
                              distributed as follows:

                              1) Interest funds, as follows: first to pay
                                 servicing fees, trustee fees, custodian fee and mortgage insurance fees, second, to the Supplemental Interest Trust I, net swap payments owed to the Swap Provider, third, monthly interest plus any previously unpaid interest to the Class A-1, Class A-2 and Class A-3 Certificates, generally from interest collected in the related loan group, fourth, monthly interest plus any previously unpaid interest to the Class M-1 Certificates, fifth, monthly interest plus any previously unpaid interest to the Class M-2 Certificates, sixth, monthly interest plus any previously unpaid interest to the Class M-3 Certificates, seventh, monthly interest plus any previously unpaid interest to the Class B-1 Certificates, and eighth, monthly interest plus any previously unpaid interest to the Class B-2 Certificates. Any remaining interest funds will be distributed as part of Excess Cashflow pursuant to 2) and 3) below.

                              2) Principal funds (including any amounts required
                                 to be taken from Excess Cashflow to the extent necessary to increase the Overcollateralization Amount to the Required Overcollateralization Amount, net of any overcollateralization release amount), as follows: monthly principal to the Class A-1, Class A-2 and Class A-3 Certificates, generally based on principal collected in the related loan group, as described under "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under "Principal Paydown," then monthly principal to the Class M-3 Certificates as described under "Principal Paydown," then monthly principal to the Class B-1 Certificates as described under "Principal Paydown," and then monthly principal to the Class B-2 Certificates as described under "Principal Paydown."

                              3) Any remaining Excess Cashflow to be deposited
                                 in the Supplemental Interest Trust I.

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                                                              Wachovia
       [LOGO]RBS Greenwich Capital                           Securities

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Principal Paydown:            Any amounts distributable in regards to principal
                              with respect to the Class A-2 Certificates will be distributed first to the Class A-2A Certificates, until its certificate principal balance reduced to zero, second, to the Class A-2B Certificates, until its certificate principal balance is reduced to zero, and third, to the Class A-2C
                              Certificates, until certificate principal balance is reduced to zero.

                              Prior to the Crossover Date or if a Trigger Event is in effect, 100% of principal (including Excess Cashflow used to pay principal) will be paid to the Class A-1, Class A-2 and Class A-3 Certificates generally pro-rata, based on the principal collected in the related loan group, provided, however if the Class A-1, Class A-2 and Class A-3 Certificates have been retired, principal will be applied sequentially in the following order of priority: 1) Class M-1 Certificates, 2) Class M-2 Certificates, 3) Class M-3 Certificates, 4) Class B-1 Certificates and 5) Class B-2 Certificates.

                              On or after the Crossover Date and if a Trigger Event is not in effect, the Offered Certificates will be entitled to receive payments of principal (including Excess Cashflow used to pay principal) in the following order of priority: first to the Class A-1, Class A-2 and Class A-3 Certificates, generally pro-rata based on the principal collected in the related loan group, such that the Class A-1, Class A-2 and Class A-3 Certificates will have at least 25.50% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 16.50% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 9.00% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 7.00% credit enhancement, fifth to the Class B-1 Certificates such that the Class B-1 Certificates will have at least 5.00% credit enhancement, and sixth, to the Class B-2 Certificates such that the Class B-2 Certificates will have at least 3.00% credit enhancement (subject, in each case, to any overcollateralization floors).

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                                                              Wachovia
       [LOGO]RBS Greenwich Capital                           Securities

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Supplemental Interest
Trust I: Funds deposited into the Supplemental Interest Trust I on a Distribution Date will include:
                              (i) the net swap payments owed to Swap Provider for such Distribution Date,
                              (ii) any net swap payments from the Swap Provider for such Distribution Date, and
                              (iii) Excess Cashflow deposited therein pursuant
                                    to 3) of "Priority of Distributions."

                              Funds in the Supplemental Interest Trust I will be distributed as follows:
                              1) First, to the Swap Provider, the net swap
                                 payments owed for such Distribution Date, if any.
                              2) Second, any Available Funds Cap Shortfall,
                                 pro-rata to the Offered Certificates based on certificate principal balance.
                              3) Third, to the Swap Provider, any swap
                                 termination payment.
                              4) Fourth, to the holders of the non-offered
                                 certificates, any remaining amounts.

Supplemental Interest
Trust II:                     Funds deposited into the Supplemental Interest
                              Trust II on a Distribution Date will include any cap payments received from the Cap Provider for such Distribution Date.

                              Funds in the Supplemental Interest Trust II will be distributed as follows:
                              1) First, any Available Funds Cap Shortfall
                                 remaining after distributions from Supplemental Interest Trust I in respect of such amounts, pro-rata to the Offered Certificates based on certificate principal balance.
                              2) Second, to the holders of the non-offered
                                 certificates, any remaining amounts.

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                                                              Wachovia
       [LOGO]RBS Greenwich Capital                           Securities

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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                                                              Wachovia
       [LOGO]RBS Greenwich Capital                           Securities

 This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

                          Weighted Average Life Tables

Class A-2A to Optional Termination
----------------------------------------------------------------------------------------------------------------------------
Prepayment Speed              0% PPC       50% PPC      75% PPC       100% PPC       125% PPC      150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
WAL (yr)                      10.36         1.63          1.16          0.90           0.74          0.63         0.49
MDUR (yr)                      9.54         1.60          1.14          0.89           0.73          0.63         0.48
First Prin Pay               10/25/03     10/25/03      10/25/03      10/25/03       10/25/03      10/25/03     10/25/03
Last Prin Pay                11/25/20     12/25/06      12/25/05      05/25/05       01/25/05      11/25/04     07/25/04
----------------------------------------------------------------------------------------------------------------------------

Class A-2A to Maturity
----------------------------------------------------------------------------------------------------------------------------
Prepayment Speed              0% PPC       50% PPC      75% PPC       100% PPC       125% PPC      150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
WAL (yr)                      10.36         1.63          1.16          0.90           0.74          0.63         0.49
MDUR (yr)                      9.54         1.60          1.14          0.89           0.73          0.63         0.48
First Prin Pay               10/25/03     10/25/03      10/25/03      10/25/03       10/25/03      10/25/03     10/25/03
Last Prin Pay                11/25/20     12/25/06      12/25/05      05/25/05       01/25/05      11/25/04     07/25/04
----------------------------------------------------------------------------------------------------------------------------

Class A-2B to Optional Termination
----------------------------------------------------------------------------------------------------------------------------
Prepayment Speed              0% PPC       50% PPC      75% PPC       100% PPC       125% PPC      150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
WAL (yr)                      20.50         4.86          3.33          2.49           1.97          1.63         1.20
MDUR (yr)                     17.63         4.66          3.23          2.43           1.93          1.60         1.18
First Prin Pay               11/25/20     12/25/06      12/25/05      05/25/05       01/25/05      11/25/04     07/25/04
Last Prin Pay                06/25/27     09/25/10      07/25/08      04/25/07       04/25/06      11/25/05     04/25/05
----------------------------------------------------------------------------------------------------------------------------

Class A-2B to Maturity
----------------------------------------------------------------------------------------------------------------------------
Prepayment Speed              0% PPC       50% PPC      75% PPC       100% PPC       125% PPC      150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
WAL (yr)                      20.50         4.86          3.33          2.49           1.97          1.63         1.20
MDUR (yr)                     17.63         4.66          3.23          2.43           1.93          1.60         1.18
First Prin Pay               11/25/20     12/25/06      12/25/05      05/25/05       01/25/05      11/25/04     07/25/04
Last Prin Pay                06/25/27     09/25/10      07/25/08      04/25/07       04/25/06      11/25/05     04/25/05
----------------------------------------------------------------------------------------------------------------------------

Class A-3 to Optional Termination
----------------------------------------------------------------------------------------------------------------------------
Prepayment Speed              0% PPC       50% PPC      75% PPC       100% PPC       125% PPC      150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
WAL (yr)                      13.17         6.33          4.53          3.48           2.80          2.32         1.66
MDUR (yr)                     11.61         5.79          4.24          3.30           2.68          2.24         1.62
First Prin Pay               10/25/03     10/25/03      10/25/03      10/25/03       10/25/03      10/25/03     10/25/03
Last Prin Pay                02/25/23     08/25/18      07/25/14      11/25/11       02/25/10      12/25/08     06/25/07
----------------------------------------------------------------------------------------------------------------------------

Class A-3 to Maturity
----------------------------------------------------------------------------------------------------------------------------
Prepayment Speed              0% PPC       50% PPC      75% PPC       100% PPC       125% PPC      150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
WAL (yr)                      13.17         6.41          4.86          3.86           3.16          2.63         1.89
MDUR (yr)                     11.61         5.85          4.51          3.63           2.99          2.51         1.83
First Prin Pay               10/25/03     10/25/03      10/25/03      10/25/03       10/25/03      10/25/03     10/25/03
Last Prin Pay                02/25/23     11/25/24      11/25/20      12/25/18       08/25/18      07/25/17     10/25/13
----------------------------------------------------------------------------------------------------------------------------

                                                               [LOGO]
                                                              Wachovia
       [LOGO]RBS Greenwich Capital                           Securities

 This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

                          Weighted Average Life Tables

Class M-1 to Optional Termination
----------------------------------------------------------------------------------------------------------------------------
Prepayment Speed              0% PPC       50% PPC      75% PPC       100% PPC       125% PPC      150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
WAL (yr)                      25.54         10.16         7.12          5.41           4.53          4.13         3.77
MDUR (yr)                     20.07         9.08          6.55          5.07           4.29          3.94         3.61
First Prin Pay               12/25/24     09/25/08      02/25/07      11/25/06       01/25/07      02/25/07     06/25/07
Last Prin Pay                09/25/31     08/25/18      07/25/14      11/25/11       02/25/10      12/25/08     06/25/07
----------------------------------------------------------------------------------------------------------------------------

Class M-1 to Maturity
----------------------------------------------------------------------------------------------------------------------------
Prepayment Speed              0% PPC       50% PPC      75% PPC       100% PPC       125% PPC      150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
WAL (yr)                      25.76         10.95         7.76          5.94           4.96          4.49         4.78
MDUR (yr)                     20.20         9.64          7.05          5.51           4.66          4.25         4.52
First Prin Pay               12/25/24     09/25/08      02/25/07      11/25/06       01/25/07      02/25/07     09/25/07
Last Prin Pay                05/25/33     07/25/26      03/25/21      08/25/18       04/25/16      03/25/14     04/25/11
----------------------------------------------------------------------------------------------------------------------------

Class M-2 to Optional Termination
----------------------------------------------------------------------------------------------------------------------------
Prepayment Speed              0% PPC       50% PPC      75% PPC       100% PPC       125% PPC      150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
WAL (yr)                      25.16         10.16         7.12          5.40           4.46          3.97         3.69
MDUR (yr)                     17.59         8.56          6.27          4.89           4.11          3.69         3.46
First Prin Pay               07/25/24     09/25/08      02/25/07      10/25/06       11/25/06      12/25/06     02/25/07
Last Prin Pay                09/25/31     08/25/18      07/25/14      11/25/11       02/25/10      12/25/08     06/25/07
----------------------------------------------------------------------------------------------------------------------------

Class M-2 to Maturity
----------------------------------------------------------------------------------------------------------------------------
Prepayment Speed              0% PPC       50% PPC      75% PPC       100% PPC       125% PPC      150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
WAL (yr)                      25.33         10.78         7.63          5.81           4.80          4.24         3.92
MDUR (yr)                     17.67         8.95          6.63          5.20           4.38          3.92         3.65
First Prin Pay               07/25/24     09/25/08      02/25/07      10/25/06       11/25/06      12/25/06     02/25/07
Last Prin Pay                02/25/33     09/25/24      04/25/19      01/25/16       06/25/13      09/25/11     06/25/09
----------------------------------------------------------------------------------------------------------------------------

Class M-3 to Optional Termination
----------------------------------------------------------------------------------------------------------------------------
Prepayment Speed              0% PPC       50% PPC      75% PPC       100% PPC       125% PPC      150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
WAL (yr)                      25.15         10.16         7.12          5.40           4.44          3.90         3.49
MDUR (yr)                     16.59         8.32          6.14          4.80           4.03          3.59         3.24
First Prin Pay               06/25/24     09/25/08      02/25/07      10/25/06       11/25/06      11/25/06     01/25/07
Last Prin Pay                09/25/31     08/25/18      07/25/14      11/25/11       02/25/10      12/25/08     06/25/07
----------------------------------------------------------------------------------------------------------------------------

Class M-3 to Maturity
----------------------------------------------------------------------------------------------------------------------------
Prepayment Speed              0% PPC       50% PPC      75% PPC       100% PPC       125% PPC      150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
WAL (yr)                      25.27         10.55         7.45          5.65           4.65          4.07         3.61
MDUR (yr)                     16.64         8.55          6.36          4.99           4.20          3.73         3.34
First Prin Pay               06/25/24     09/25/08      02/25/07      10/25/06       11/25/06      11/25/06     01/25/07
Last Prin Pay                08/25/32     09/25/21      02/25/17      11/25/13       10/25/11      04/25/10     05/25/08
----------------------------------------------------------------------------------------------------------------------------

                                                               [LOGO]
                                                              Wachovia
       [LOGO]RBS Greenwich Capital                           Securities

 This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

                          Weighted Average Life Tables

Class B-1 to Optional Termination
----------------------------------------------------------------------------------------------------------------------------
Prepayment Speed              0% PPC       50% PPC      75% PPC       100% PPC       125% PPC      150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
WAL (yr)                      25.15        10.16          7.12          5.40           4.42          3.88         3.42
MDUR (yr)                     14.84         7.86          5.89          4.64           3.91          3.48         3.11
First Prin Pay               06/25/24     09/25/08      02/25/07      10/25/06       10/25/06      11/25/06     12/25/06
Last Prin Pay                09/25/31     08/25/18      07/25/14      11/25/11       02/25/10      12/25/08     06/25/07
----------------------------------------------------------------------------------------------------------------------------

Class B-1 to Maturity
----------------------------------------------------------------------------------------------------------------------------
Prepayment Speed              0% PPC       50% PPC      75% PPC       100% PPC       125% PPC      150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
WAL (yr)                      25.20        10.33          7.26          5.50           4.51          3.95         3.47
MDUR (yr)                     14.86         7.95          5.97          4.72           3.98          3.54         3.15
First Prin Pay               06/25/24     09/25/08      02/25/07      10/25/06       10/25/06      11/25/06     12/25/06
Last Prin Pay                04/25/32     05/25/20      01/25/16      01/25/13       01/25/11      09/25/09     12/25/07
----------------------------------------------------------------------------------------------------------------------------

Class B-2 to Optional Termination
----------------------------------------------------------------------------------------------------------------------------
Prepayment Speed              0% PPC       50% PPC      75% PPC       100% PPC       125% PPC      150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
WAL (yr)                      25.03         9.91          6.87          5.20           4.26          3.73         3.27
MDUR (yr)                     13.32         7.32          5.50          4.36           3.69          3.28         2.92
First Prin Pay               05/25/24     09/25/08      02/25/07      10/25/06       10/25/06      10/25/06     11/25/06
Last Prin Pay                09/25/31     08/25/18      07/25/14      11/25/11       02/25/10      12/25/08     06/25/07
----------------------------------------------------------------------------------------------------------------------------

Class B-2 to Maturity
----------------------------------------------------------------------------------------------------------------------------
Prepayment Speed              0% PPC       50% PPC      75% PPC       100% PPC       125% PPC      150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
WAL (yr)                      25.03         9.91          6.87          5.20           4.26          3.73         3.27
MDUR (yr)                     13.32         7.32          5.50          4.36           3.69          3.28         2.92
First Prin Pay               05/25/24     09/25/08      02/25/07      10/25/06       10/25/06      10/25/06     11/25/06
Last Prin Pay                09/25/31     08/25/18      07/25/14      11/25/11       02/25/10      12/25/08     06/25/07
----------------------------------------------------------------------------------------------------------------------------

                                                            [LOGO]
                                                           Wachovia
    [LOGO]RBS Greenwich Capital                           Securities

 This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

            Effective Class A-1/A-2 Available Funds Cap Rate/(1)(2)/

To 10% Optional Termination at the Pricing Assumptions

                 Effective                       Effective                       Effective
   Period         AFC Rate          Period        AFC Rate          Period        AFC Rate
   ------         --------          ------        --------          ------        --------
      1            11.29%             34          14.22%              67           8.95%
      2            13.37%             35           7.64%              68           9.23%
      3            13.60%             36           8.06%              69           8.92%
      4            15.17%             37           8.32%              70           9.21%
      5            15.36%             38           8.04%              71           8.90%
      6            15.92%             39           8.30%              72           8.88%
      7            15.78%             40           8.20%              73           9.17%
      8            16.17%             41           8.19%              74           8.86%
      9            16.24%             42           9.46%              75           9.14%
     10            16.66%             43           8.54%              76           8.83%
     11            16.75%             44           8.81%              77           8.82%
     12            17.02%             45           8.52%              78           9.75%
     13            17.47%             46           8.94%              79           8.79%
     14            17.59%             47           8.64%              80           9.07%
     15            18.05%             48           8.99%              81           8.77%
     16            18.19%             49           9.28%              82           9.05%
     17            18.50%             50           8.96%              83           8.74%
     18            19.35%             51           9.25%              84           8.73%
     19            19.14%             52           9.08%              85           9.01%
     20            19.64%             53           9.07%              86           8.70%
     21            19.82%             54           9.71%              87           8.98%
     22            17.37%             55           9.07%              88           8.68%
     23            12.51%             56           9.35%              89           8.66%
     24            13.78%             57           9.04%              90           9.58%
     25            14.16%             58           9.34%              91           8.64%
     26            14.12%             59           9.02%              92           8.91%
     27            14.50%             60           9.03%              93           8.61%
     28            14.90%             61           9.32%              94           8.89%
     29            15.09%             62           9.01%              95           8.59%
     30            16.40%             63           9.29%              96           8.57%
     31            15.83%             64           8.99%              97           8.85%
     32            16.26%             65           8.98%              98           8.55%
     33            16.22%             66           9.92%

/(1)/ Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month
      LIBOR, using 100% PPC.

/(2)/ Includes swap payments and cap payments received by the trust from the Swap Provider and Cap Provider, respectively.

                                                            [LOGO]
                                                           Wachovia
  [LOGO]RBS Greenwich Capital                             Securities

 This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

              Effective Class A-3 Available Funds Cap Rate/(1)(2)/

To 10% Optional Termination at the Pricing Assumptions

                 Effective                       Effective                       Effective
   Period         AFC Rate          Period        AFC Rate          Period        AFC Rate
   ------         --------          ------        --------          ------        --------
      1            12.94%             34          15.79%              67           9.56%
      2            15.47%             35           9.16%              68           9.88%
      3            15.78%             36           9.28%              69           9.56%
      4            18.04%             37           9.59%              70           9.87%
      5            18.24%             38           9.28%              71           9.55%
      6            19.01%             39           9.59%              72           9.55%
      7            18.67%             40           9.33%              73           9.87%
      8            19.17%             41           9.33%              74           9.55%
      9            19.15%             42          10.42%              75           9.87%
     10            19.68%             43           9.41%              76           9.55%
     11            19.68%             44           9.73%              77           9.54%
     12            19.95%             45           9.41%              78          10.56%
     13            20.50%             46           9.76%              79           9.54%
     14            20.53%             47           9.44%              80           9.86%
     15            21.10%             48           9.53%              81           9.54%
     16            21.14%             49           9.85%              82           9.85%
     17            21.46%             50           9.53%              83           9.54%
     18            22.63%             51           9.84%              84           9.53%
     19            22.11%             52           9.56%              85           9.85%
     20            22.71%             53           9.55%              86           9.53%
     21            22.80%             54          10.22%              87           9.85%
     22            20.45%             55           9.56%              88           9.53%
     23            15.49%             56           9.88%              89           9.53%
     24            15.93%             57           9.56%              90          10.55%
     25            16.39%             58           9.88%              91           9.53%
     26            16.28%             59           9.56%              92           9.84%
     27            16.75%             60           9.57%              93           9.52%
     28            16.75%             61           9.88%              94           9.84%
     29            16.95%             62           9.56%              95           9.52%
     30            18.16%             63           9.88%              96           9.52%
     31            17.42%             64           9.56%              97           9.84%
     32            17.92%             65           9.56%              98           9.52%
     33            17.84%             66          10.59%

/(1)/ Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month
      LIBOR, using 100% PPC.

/(2)/ Includes swap payments and cap payments received by the trust from the Swap Provider and Cap Provider, respectively.

                                                            [LOGO]
                                                           Wachovia
  [LOGO]RBS Greenwich Capital                             Securities

 This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

             Effective Subordinate Available Funds Cap Rate/(1)(2)/

To 10% Optional Termination at the Pricing Assumptions

                 Effective                       Effective                       Effective
   Period         AFC Rate          Period        AFC Rate          Period        AFC Rate
   ------         --------          ------        --------          ------        --------
      1            11.37%             34          14.30%              67           8.99%
      2            13.48%             35           7.71%              68           9.28%
      3            13.71%             36           8.12%              69           8.96%
      4            15.32%             37           8.39%              70           9.25%
      5            15.51%             38           8.11%              71           8.94%
      6            16.07%             39           8.38%              72           8.93%
      7            15.92%             40           8.26%              73           9.21%
      8            16.32%             41           8.26%              74           8.90%
      9            16.38%             42           9.52%              75           9.19%
     10            16.81%             43           8.59%              76           8.88%
     11            16.90%             44           8.87%              77           8.87%
     12            17.17%             45           8.57%              78           9.80%
     13            17.62%             46           8.99%              79           8.84%
     14            17.74%             47           8.69%              80           9.12%
     15            18.20%             48           9.02%              81           8.82%
     16            18.34%             49           9.31%              82           9.10%
     17            18.65%             50           9.00%              83           8.79%
     18            19.51%             51           9.29%              84           8.78%
     19            19.29%             52           9.11%              85           9.06%
     20            19.79%             53           9.10%              86           8.76%
     21            19.97%             54           9.74%              87           9.04%
     22            17.52%             55           9.10%              88           8.73%
     23            12.66%             56           9.39%              89           8.72%
     24            13.88%             57           9.07%              90           9.64%
     25            14.27%             58           9.37%              91           8.70%
     26            14.22%             59           9.06%              92           8.98%
     27            14.62%             60           9.07%              93           8.67%
     28            15.00%             61           9.36%              94           8.95%
     29            15.18%             62           9.04%              95           8.65%
     30            16.48%             63           9.33%              96           8.64%
     31            15.91%             64           9.03%              97           8.92%
     32            16.34%             65           9.01%              98           8.62%
     33            16.30%             66           9.97%

/(1)/ Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month
      LIBOR, using 100% PPC.

/(2)/ Includes swap payments and cap payments received by the trust from the Swap Provider and Cap Provider, respectively.

                                                            [LOGO]
                                                           Wachovia
  [LOGO]RBS Greenwich Capital                             Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-3
                             Initial Mortgage Loans
                             As of September 1, 2003

Number Of Loans:                                          4,458
Aggregate Outstanding Principal Balance:           $622,473,453
                                                                                    Minimum                     Maximum

Average Outstanding Principal Balance:                 $139,631                     $10,495                    $908,980

Weighted Average Current Mortgage Rate:                   7.005 %                     3.990 %                    14.000 %

Arm Characteristics:
--------------------
Weighted Average Gross Margin:                            5.651 %                     0.225 %                     8.500 %
Weighted Average Maximum Loan Rate:                      13.927 %                    10.990 %                    18.125 %
Weighted Average Minimum Loan Rate:                       6.935 %                     3.990 %                    11.125 %
Weighted Average Initial Periodic Rate Cap:               2.996 %                     1.000 %                     3.000 %
Weighted Average Periodic Rate Cap:                       1.000 %                     1.000 %                     1.000 %
Weighted Average Months To Roll:                             23 months                    1 months                   35 months

Weighted Average Original Term:                             341 months                  120 months                  360 months
Weighted Average Remaining Term:                            339 months                  117 months                  359 months
Weighted Average Credit Score:                              648                         505                         894
Weighted Average Combined Original LTV:                   80.77 %                     12.17 %                    100.00 %

First Pay Date:                                                              Jan 01, 2000                 Sep 14, 2003
Maturity Date:                                                               Jun 01, 2013                 Aug 14, 2033

Top State Concentrations ($):                27.62 % California, 15.10 % Florida, 4.14 % Ohio
Maximum Zip Code Concentration ($):           0.48 % 93033

                                                            [LOGO]
                                                           Wachovia
[LOGO]RBS Greenwich Capital                               Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                               % of Aggregate
                                                                        Principal Balance   Principal Balance
                                                          Number of     Outstanding as of   Outstanding as of
    Principal Balances ($):                          Mortgage Loans       the Cutoff Date     the Cutoff Date
   -----------------------------------------------------------------------------------------------------------
        10,494.57  -    50,000.00                               575       $ 19,137,709.40                3.07
        50,000.01  -   100,000.00                             1,212         93,323,352.90               14.99
       100,000.01  -   150,000.00                             1,119        138,562,773.32               22.26
       150,000.01  -   200,000.00                               648        112,883,428.48               18.13
       200,000.01  -   250,000.00                               377         84,050,186.59               13.50
       250,000.01  -   300,000.00                               243         66,528,630.65               10.69
       300,000.01  -   350,000.00                               137         44,143,862.01                7.09
       350,000.01  -   400,000.00                                68         25,369,604.47                4.08
       400,000.01  -   450,000.00                                40         17,015,404.30                2.73
       450,000.01  -   500,000.00                                19          9,167,875.09                1.47
       500,000.01  -   550,000.00                                 5          2,625,581.41                0.42
       550,000.01  -   600,000.00                                 7          4,018,358.98                0.65
       600,000.01  -   650,000.00                                 3          1,877,453.11                0.30
       650,000.01  -   700,000.00                                 2          1,334,713.67                0.21
       700,000.01  -   750,000.00                                 1            742,458.73                0.12
       750,000.01  -   800,000.00                                 1            783,079.55                0.13
       900,000.01  -   908,980.30                                 1            908,980.30                0.15
   -----------------------------------------------------------------------------------------------------------
    Total                                                     4,458       $622,473,452.96              100.00
   ===========================================================================================================

                                                            [LOGO]
                                                           Wachovia
[LOGO]RBS Greenwich Capital                               Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                               % of Aggregate
                                                                        Principal Balance   Principal Balance
                                                          Number of     Outstanding as of   Outstanding as of
     Credit Score:                                   Mortgage Loans       the Cutoff Date     the Cutoff Date
    ---------------------------------------------------------------------------------------------------------
      N/A                                                         1       $     86,713.39                0.01
      501 - 520                                                   9          1,133,729.08                0.18
      521 - 540                                                 161         21,621,288.42                3.47
      541 - 560                                                 268         39,192,420.99                6.30
      561 - 580                                                 304         43,444,984.27                6.98
      581 - 600                                                 344         46,662,067.75                7.50
      601 - 620                                                 327         46,196,916.50                7.42
      621 - 640                                                 503         71,432,201.26               11.48
      641 - 660                                                 526         79,630,710.96               12.79
      661 - 680                                                 641         86,055,512.59               13.82
      681 - 700                                                 452         64,214,061.76               10.32
      701 - 720                                                 333         44,559,067.01                7.16
      721 - 740                                                 264         33,171,610.46                5.33
      741 - 760                                                 155         20,755,712.05                3.33
      761 - 780                                                 114         16,337,512.73                2.62
      781 - 800                                                  45          6,664,571.54                1.07
      801 - 820                                                  10          1,200,261.20                0.19
      881 - 894                                                   1            114,111.00                0.02
    ---------------------------------------------------------------------------------------------------------
     Total                                                    4,458       $622,473,452.96              100.00
    =========================================================================================================

                                                                                               % of Aggregate
                                                                        Principal Balance   Principal Balance
                                                          Number of     Outstanding as of   Outstanding as of
     Remaining Terms (months):                       Mortgage Loans       the Cutoff Date     the Cutoff Date
    ---------------------------------------------------------------------------------------------------------
      117  - 120                                                  6       $    594,167.60                0.10
      151  - 180                                                904         62,631,078.69               10.06
      211  - 240                                                 38          5,084,844.13                0.82
      271  - 300                                                  1            221,331.69                0.04
      301  - 359                                              3,509        553,942,030.85               88.99
    ---------------------------------------------------------------------------------------------------------
     Total                                                    4,458       $622,473,452.96              100.00
    =========================================================================================================

                                                                                               % of Aggregate
                                                                        Principal Balance   Principal Balance
                                                          Number of     Outstanding as of   Outstanding as of
     Property Type:                                  Mortgage Loans       the Cutoff Date     the Cutoff Date
    ---------------------------------------------------------------------------------------------------------
      Single Family Residence                                 3,384       $464,508,249.90               74.62
      PUD                                                       552         83,738,349.09               13.45
      Condo                                                     302         37,318,052.82                6.00
      Multi-Unit                                                220         36,908,801.15                5.93
    ---------------------------------------------------------------------------------------------------------
     Total                                                    4,458       $622,473,452.96              100.00
    =========================================================================================================

                                                            [LOGO]
                                                           Wachovia
[LOGO]RBS Greenwich Capital                               Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 % of Aggregate
                                                                          Principal Balance   Principal Balance
                                                             Number of    Outstanding as of   Outstanding as of
     Occupancy Status:                                  Mortgage Loans      the Cutoff Date     the Cutoff Date
    ------------------------------------------------------------------------------------------------------------
      Primary                                                    4,222      $592,042,967.06               95.11
      Investment (Non-Owner Occupied)                              180        21,744,840.20                3.49
      Secondary                                                     35         4,349,633.52                0.70
      Investment (Owner Occupied)                                   21         4,336,012.18                0.70
    ------------------------------------------------------------------------------------------------------------
     Total                                                       4,458      $622,473,452.96              100.00
    ============================================================================================================

                                                                                                 % of Aggregate
                                                                          Principal Balance   Principal Balance
                                                             Number of    Outstanding as of   Outstanding as of
     Use of Proceeds:                                   Mortgage Loans      the Cutoff Date     the Cutoff Date
    ------------------------------------------------------------------------------------------------------------
      Cash Out Refinance                                         2,323      $350,980,232.82               56.38
      Purchase                                                   1,697       205,150,712.02               32.96
      Rate/Term Refinance                                          438        66,342,508.12               10.66
    ------------------------------------------------------------------------------------------------------------
     Total                                                       4,458      $622,473,452.96              100.00
    ============================================================================================================

                                                            [LOGO]
                                                           Wachovia
[LOGO]RBS Greenwich Capital                               Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                           % of Aggregate
                                                                   Principal Balance    Principal Balance
                                                       Number of   Outstanding as of    Outstanding as of
 Combined Original Loan-to-Value Ratios (%):      Mortgage Loans     the Cutoff Date      the Cutoff Date
----------------------------------------------------------------------------------------------------------
  12.17 -  15.00                                               2     $    117,893.42                 0.02
  15.01 -  20.00                                               3          250,771.45                 0.04
  20.01 -  25.00                                              10          782,002.01                 0.13
  25.01 -  30.00                                               5          316,152.38                 0.05
  30.01 -  35.00                                              15        2,012,486.02                 0.32
  35.01 -  40.00                                              20        2,219,284.39                 0.36
  40.01 -  45.00                                              30        4,610,643.85                 0.74
  45.01 -  50.00                                              56        7,223,380.96                 1.16
  50.01 -  55.00                                              68        9,030,268.55                 1.45
  55.01 -  60.00                                             111       16,105,332.28                 2.59
  60.01 -  65.00                                             142       21,209,043.97                 3.41
  65.01 -  70.00                                             240       39,388,353.57                 6.33
  70.01 -  75.00                                             365       56,774,255.41                 9.12
  75.01 -  80.00                                           1,169      186,166,579.11                29.91
  80.01 -  85.00                                             403       67,311,617.90                10.81
  85.01 -  90.00                                             690      108,043,834.80                17.36
  90.01 -  95.00                                             374       54,072,528.77                 8.69
  95.01 - 100.00                                             755       46,839,024.12                 7.52
----------------------------------------------------------------------------------------------------------
 Total                                                     4,458     $622,473,452.96               100.00
==========================================================================================================

                                                                 [LOGO]
     [LOGO]RBS Greenwich Capital                                Wachovia
                                                               Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                               % of Aggregate
                                                       Principal Balance    Principal Balance
                                         Number of     Outstanding as of    Outstanding as of
State:                              Mortgage Loans       the Cutoff Date      the Cutoff Date
-----------------------------------------------------------------------------------------------
  Arizona                                      121        $12,160,512.69                 1.95
  Arkansas                                      32          2,729,154.05                 0.44
  California                                   862        171,949,881.06                27.62
  Colorado                                      88         13,406,090.20                 2.15
  Connecticut                                   83         12,288,538.28                 1.97
  Delaware                                       8          1,177,452.47                 0.19
  District of Columbia                          18          3,170,451.38                 0.51
  Florida                                      771         93,997,737.65                15.10
  Georgia                                       74          8,710,991.02                 1.40
  Idaho                                         36          3,168,227.96                 0.51
  Illinois                                      77         11,664,098.99                 1.87
  Indiana                                       55          5,314,767.18                 0.85
  Iowa                                           7            936,159.67                 0.15
  Kansas                                        23          2,499,714.87                 0.40
  Kentucky                                      74          6,612,630.21                 1.06
  Louisiana                                    100         10,476,603.70                 1.68
  Maine                                         15          2,005,377.67                 0.32
  Maryland                                      94         17,025,385.01                 2.74
  Massachusetts                                 61         11,845,457.76                 1.90
  Michigan                                     110         13,331,658.19                 2.14
  Minnesota                                     51          7,155,004.22                 1.15
  Mississippi                                   52          4,336,535.44                 0.70
  Missouri                                     101          8,515,907.72                 1.37
  Montana                                        5            717,318.57                 0.12
  Nebraska                                       5            388,370.12                 0.06
  Nevada                                       121         15,853,178.42                 2.55
  New Hampshire                                 13          1,746,075.82                 0.28
  New Jersey                                    68         11,616,143.13                 1.87
  New Mexico                                     6            871,133.76                 0.14
  New York                                     113         19,846,996.30                 3.19
  North Carolina                                94         10,139,180.51                 1.63
  Ohio                                         225         25,766,540.13                 4.14
  Oklahoma                                      43          3,932,336.07                 0.63
  Oregon                                        62          7,638,128.95                 1.23
  Pennsylvania                                 118         14,152,518.77                 2.27

 (Continued on next page)


                                                                 [LOGO]
     [LOGO]RBS Greenwich Capital                                Wachovia
                                                               Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                              % of Aggregate
                                                      Principal Balance    Principal Balance
                                       Number of      Outstanding as of    Outstanding as of
 State (Continued):               Mortgage Loans        the Cutoff Date      the Cutoff Date
---------------------------------------------------------------------------------------------
  Rhode Island                                2         $    405,419.55                 0.07
  South Carolina                             53            6,457,693.63                 1.04
  South Dakota                                2              157,793.96                 0.03
  Tennessee                                  64            6,465,662.35                 1.04
  Texas                                     215           23,908,188.11                 3.84
  Utah                                       15            1,675,850.30                 0.27
  Vermont                                     1              205,787.92                 0.03
  Virginia                                  134           22,579,471.94                 3.63
  Washington                                131           17,439,373.56                 2.80
  West Virginia                              26            2,191,499.93                 0.35
  Wisconsin                                  24            3,275,841.20                 0.53
  Wyoming                                     5              564,612.57                 0.09
---------------------------------------------------------------------------------------------
 Total                                    4,458         $622,473,452.96               100.00
=============================================================================================

                                                                              % of Aggregate
                                                      Principal Balance    Principal Balance
                                       Number of      Outstanding as of    Outstanding as of
 Documentation:                   Mortgage Loans        the Cutoff Date      the Cutoff Date
---------------------------------------------------------------------------------------------
  Full Documentation                      2,285         $300,516,570.61                48.28
  Stated Income                           1,446          212,312,675.18                34.11
  No Documentation                          502           72,134,480.25                11.59
  No Income/No Asset Verification           158           27,011,525.60                 4.34
  Limited Documentation                      67           10,498,201.32                 1.69
---------------------------------------------------------------------------------------------
 Total                                    4,458         $622,473,452.96               100.00
=============================================================================================


                                                                 [LOGO]
     [LOGO]RBS Greenwich Capital                                Wachovia
                                                               Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                        % of Aggregate
                                                Principal Balance    Principal Balance
                                   Number of    Outstanding as of    Outstanding as of
 Grade:                       Mortgage Loans      the Cutoff Date      the Cutoff Date
---------------------------------------------------------------------------------------
  AA                                       3     $     269,883.82                 0.04
  A+                                   1,462       202,532,134.95                32.54
  A                                      333        46,208,644.90                 7.42
  A-                                     241        35,377,786.45                 5.68
  Alt A                                1,789       252,018,568.43                40.49
  B                                      170        22,976,395.34                 3.69
  B-                                      47         5,493,429.22                 0.88
  C                                       10         1,155,308.03                 0.19
  FICO Enhanced                          194        23,970,536.14                 3.85
  FICO Only                              209        32,470,765.68                 5.22
---------------------------------------------------------------------------------------
 Total                                 4,458     $ 622,473,452.96               100.00
=======================================================================================

                                                                        % of Aggregate
                                                Principal Balance    Principal Balance
                                   Number of    Outstanding as of    Outstanding as of
 Loan Type:                   Mortgage Loans      the Cutoff Date      the Cutoff Date
---------------------------------------------------------------------------------------
  Adjustable Rate Loan                 2,423      $382,075,169.00                61.38
  Fixed Rate Loan                      2,035       240,398,283.96                38.62
---------------------------------------------------------------------------------------
 Total                                 4,458      $622,473,452.96               100.00
=======================================================================================

                                                                        % of Aggregate
                                                Principal Balance    Principal Balance
                                   Number of    Outstanding as of    Outstanding as of
 Fixed Rate Loan Types:       Mortgage Loans      the Cutoff Date      the Cutoff Date
---------------------------------------------------------------------------------------
  30 Year Fixed-Rate Loan              1,086      $171,866,861.85                71.49
  15 Year Balloon                        526        33,008,807.34                13.73
  15 Year Fixed-Rate Loan                378        29,622,271.35                12.32
  20 Year Fixed-Rate Loan                 38         5,084,844.13                 2.12
  10 Year Fixed-Rate Loan                  6           594,167.60                 0.25
  25 Year Fixed-Rate Loan                  1           221,331.69                 0.09
---------------------------------------------------------------------------------------
 Total                                 2,035      $240,398,283.96               100.00
=======================================================================================


                                                                 [LOGO]
     [LOGO]RBS Greenwich Capital                                Wachovia
                                                               Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                        % of Aggregate
                                                                Principal Balance    Principal Balance
                                                 Number of      Outstanding as of    Outstanding as of
 Adjustable Rate Loan Types:                Mortgage Loans        the Cutoff Date      the Cutoff Date
-------------------------------------------------------------------------------------------------------
  2/28 Loan Six-Month LIBOR                          2,241        $353,421,922.02                92.50
  3/27 Loan Six-Month LIBOR                            179          27,976,616.49                 7.32
  Six-Month LIBOR                                        3             676,630.49                 0.18
-------------------------------------------------------------------------------------------------------
 Total                                               2,423        $382,075,169.00               100.00
=======================================================================================================


                                                                                        % of Aggregate
                                                                Principal Balance    Principal Balance
                                                 Number of      Outstanding as of    Outstanding as of
 Lien Position:                             Mortgage Loans        the Cutoff Date      the Cutoff Date
-------------------------------------------------------------------------------------------------------
  First Lien                                         3,864        $599,659,394.09                96.33
  Second Lien                                          594          22,814,058.87                 3.67
-------------------------------------------------------------------------------------------------------
 Total                                               4,458        $622,473,452.96               100.00
=======================================================================================================

                                                                                        % of Aggregate
                                                                Principal Balance    Principal Balance
                                                 Number of      Outstanding as of    Outstanding as of
 Prepayment Term (months):                  Mortgage Loans        the Cutoff Date      the Cutoff Date
-------------------------------------------------------------------------------------------------------
  N/A                                                1,297        $165,765,294.17                26.63
  12                                                    12           2,244,036.08                 0.36
  24                                                 1,446         216,131,306.53                34.72
  36                                                   739         106,886,198.22                17.17
  60                                                   964         131,446,617.96                21.12
-------------------------------------------------------------------------------------------------------
 Total                                               4,458        $622,473,452.96               100.00
=======================================================================================================


                                                                 [LOGO]
     [LOGO]RBS Greenwich Capital                                Wachovia
                                                               Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                % of Aggregate
                                                         Principal Balance   Principal Balance
                                           Number of     Outstanding as of   Outstanding as of
 Current Mortgage Rates (%):          Mortgage Loans       the Cutoff Date     the Cutoff Date
-----------------------------------------------------------------------------------------------
   3.990 -  4.000                                  1       $     77,887.42                0.01
   4.001 -  4.500                                  9          1,553,745.58                0.25
   4.501 -  5.000                                 82         16,181,459.91                2.60
   5.001 -  5.500                                230         44,955,467.54                7.22
   5.501 -  6.000                                550         98,066,935.91               15.75
   6.001 -  6.500                                608        102,093,000.77               16.40
   6.501 -  7.000                                724        116,886,457.14               18.78
   7.001 -  7.500                                523         78,223,892.42               12.57
   7.501 -  8.000                                478         63,503,371.57               10.20
   8.001 -  8.500                                284         33,611,145.69                5.40
   8.501 -  9.000                                263         28,258,062.63                4.54
   9.001 -  9.500                                120         12,118,379.31                1.95
   9.501 - 10.000                                127          7,873,141.51                1.26
  10.001 - 10.500                                 63          3,309,490.89                0.53
  10.501 - 11.000                                 89          4,232,384.76                0.68
  11.001 - 11.500                                 69          3,310,883.80                0.53
  11.501 - 12.000                                 67          2,407,011.76                0.39
  12.001 - 12.500                                 47          1,440,839.60                0.23
  12.501 - 13.000                                100          3,542,872.22                0.57
  13.001 - 13.500                                 17            560,443.00                0.09
  13.501 - 14.000                                  7            266,579.53                0.04
-----------------------------------------------------------------------------------------------
 Total                                         4,458       $622,473,452.96              100.00
===============================================================================================


                                                                [LOGO]
    [LOGO]RBS Greenwich Capital                                Wachovia
                                                              Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                           % of Aggregate
                                                                    Principal Balance   Principal Balance
                                                      Number of     Outstanding as of   Outstanding as of
Gross Margins (%)(ARMs Only):                    Mortgage Loans       the Cutoff Date     the Cutoff Date
---------------------------------------------------------------------------------------------------------
   0.225 - 0.500                                              1       $    126,053.59                0.03
   2.501 - 3.000                                              2            581,665.28                0.15
   3.001 - 3.500                                              1             77,887.42                0.02
   3.501 - 4.000                                             29          5,181,921.04                1.36
   4.001 - 4.500                                            261         44,828,725.85               11.73
   4.501 - 5.000                                            345         59,350,113.18               15.53
   5.001 - 5.500                                            416         67,136,609.81               17.57
   5.501 - 6.000                                            462         74,105,580.07               19.40
   6.001 - 6.500                                            447         69,430,983.59               18.17
   6.501 - 7.000                                            275         38,835,279.23               10.16
   7.001 - 7.500                                            105         13,191,676.24                3.45
   7.501 - 8.000                                             71          8,078,926.23                2.11
   8.001 - 8.500                                              8          1,149,747.47                0.30
---------------------------------------------------------------------------------------------------------
  Total                                                   2,423       $382,075,169.00              100.00
=========================================================================================================

                                                                                           % of Aggregate
                                                                    Principal Balance   Principal Balance
                                                     Number of      Outstanding as of   Outstanding as of
Maximum Loan Rates (%)(ARMs Only):               Mortgage Loans       the Cutoff Date     the Cutoff Date
---------------------------------------------------------------------------------------------------------
  10.990 - 11.000                                             1            $77,887.42                0.02
  11.001 - 11.500                                             6          1,006,181.70                0.26
  11.501 - 12.000                                            43          8,754,091.30                2.29
  12.001 - 12.500                                           127         25,424,221.71                6.65
  12.501 - 13.000                                           314         55,870,718.09               14.62
  13.001 - 13.500                                           371         63,980,972.79               16.75
  13.501 - 14.000                                           441         72,679,491.43               19.02
  14.001 - 14.500                                           330         51,693,596.64               13.53
  14.501 - 15.000                                           334         47,089,477.76               12.32
  15.001 - 15.500                                           195         24,478,317.77                6.41
  15.501 - 16.000                                           158         19,589,116.03                5.13
  16.001 - 16.500                                            65          7,738,630.33                2.03
  16.501 - 17.000                                            28          2,492,067.79                0.65
  17.001 - 17.500                                             7            720,105.66                0.19
  17.501 - 18.000                                             2            160,403.61                0.04
  18.001 - 18.125                                             1            319,888.97                0.08
---------------------------------------------------------------------------------------------------------
 Total                                                    2,423       $382,075,169.00              100.00
=========================================================================================================

                                                               [LOGO]
                                                              Wachovia
[LOGO]RBS Greenwich Capital                                  Securities

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                           % of Aggregate
                                                                    Principal Balance   Principal Balance
                                                      Number of     Outstanding as of   Outstanding as of
Minimum Loan Rates (%)(ARMs Only):               Mortgage Loans       the Cutoff Date     the Cutoff Date
---------------------------------------------------------------------------------------------------------
   3.990 -  4.000                                             1       $     77,887.42                0.02
   4.001 -  4.500                                             6          1,006,181.70                0.26
   4.501 -  5.000                                            43          8,754,091.30                2.29
   5.001 -  5.500                                           125         25,166,769.86                6.59
   5.501 -  6.000                                           310         55,206,352.82               14.45
   6.001 -  6.500                                           369         63,357,661.78               16.58
   6.501 -  7.000                                           442         73,009,885.57               19.11
   7.001 -  7.500                                           334         52,574,359.50               13.76
   7.501 -  8.000                                           334         46,851,616.14               12.26
   8.001 -  8.500                                           195         24,478,317.77                6.41
   8.501 -  9.000                                           160         20,041,885.43                5.25
   9.001 -  9.500                                            65          7,738,630.33                2.03
   9.501 - 10.000                                            29          2,611,131.14                0.68
  10.001 - 10.500                                             7            720,105.66                0.19
  10.501 - 11.000                                             2            160,403.61                0.04
  11.001 - 11.125                                             1            319,888.97                0.08
---------------------------------------------------------------------------------------------------------
 Total                                                    2,423       $382,075,169.00              100.00
=========================================================================================================

                                                               [LOGO]
                                                              Wachovia
[LOGO]RBS Greenwich Capital                                  Securities

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                           % of Aggregate
                                                                    Principal Balance   Principal Balance
                                                      Number of     Outstanding as of   Outstanding as of
Rate Adjustment Date (ARMs ONLY):                Mortgage Loans       the Cutoff Date     the Cutoff Date
---------------------------------------------------------------------------------------------------------
 10/01/03                                                     1       $     82,269.08                0.02
 11/01/03                                                     2            198,650.60                0.05
 12/01/03                                                     2            172,679.78                0.05
 02/01/04                                                     3            676,630.49                0.18
 03/01/04                                                     1             99,885.79                0.03
 12/01/04                                                     1            393,028.21                0.10
 04/01/05                                                     2            269,645.69                0.07
 05/01/05                                                     4            577,965.56                0.15
 06/01/05                                                   172         26,428,015.34                6.92
 07/01/05                                                   801        125,886,930.58               32.95
 07/15/05                                                     1            375,986.61                0.10
 08/01/05                                                 1,252        198,583,564.78               51.97
 08/10/05                                                     1            144,500.00                0.04
 08/14/05                                                     1            208,800.00                0.05
 06/01/06                                                    11          1,707,461.78                0.45
 07/01/06                                                    53          8,098,601.57                2.12
 08/01/06                                                   115         18,170,553.14                4.76
---------------------------------------------------------------------------------------------------------
 Total                                                    2,423       $382,075,169.00              100.00
=========================================================================================================

                                                                                           % of Aggregate
                                                                    Principal Balance   Principal Balance
                                                      Number of     Outstanding as of   Outstanding as of
Initial Periodic Rate Cap (%)(ARMs Only):        Mortgage Loans       the Cutoff Date     the Cutoff Date
---------------------------------------------------------------------------------------------------------
   1.000                                                      3       $    676,630.49                0.18
   3.000                                                  2,420        381,398,538.51               99.82
---------------------------------------------------------------------------------------------------------
 Total                                                    2,423       $382,075,169.00              100.00
=========================================================================================================

                                                                                           % of Aggregate
                                                                    Principal Balance   Principal Balance
                                                      Number of     Outstanding as of   Outstanding as of
Periodic Rate Cap (%)(ARMs Only):                Mortgage Loans       the Cutoff Date     the Cutoff Date
---------------------------------------------------------------------------------------------------------
   1.000                                                  2,423       $382,075,169.00              100.00
---------------------------------------------------------------------------------------------------------
 Total                                                    2,423       $382,075,169.00              100.00
=========================================================================================================

                                                               [LOGO]
                                                              Wachovia
[LOGO]RBS Greenwich Capital                                  Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-3
                         Group I Initial Mortgage Loans
                             As of September 1, 2003

Number Of Loans:                                        3,635
Aggregate Outstanding Principal Balance:         $517,142,989

                                                                            Minimum               Maximum
Average Outstanding Principal Balance:           $    142,268          $     39,739          $    439,673

Weighted Average Current Mortgage Rate:                 6.912 %               3.990 %              11.500 %

Arm Characteristics:
-------------------
Weighted Average Gross Margin:                          5.675 %               0.225 %               8.000 %
Weighted Average Maximum Loan Rate:                    13.980 %              10.990 %              17.875 %
Weighted Average Minimum Loan Rate:                     6.987 %               3.990 %              10.875 %
Weighted Average Initial Periodic Rate Cap:             2.998 %               1.000 %               3.000 %
Weighted Average Periodic Rate Cap:                     1.000 %               1.000 %               1.000 %
Weighted Average Months To Roll:                           23 months              1 months             35 months

Weighted Average Original Term:                           346 months            120 months            360 months
Weighted Average Remaining Term:                          344 months            117 months            359 months
Weighted Average Credit Score:                            645                   505                   894
Weighted Average Combined Original LTV:                 80.22 %               12.17 %              100.00 %



First Pay Date:                                                        Jan 01, 2000          Sep 14, 2003
Maturity Date:                                                         Jun 01, 2013          Aug 14, 2033

Top State Concentrations ($):                    24.51 %  California, 16.27 %  Florida, 4.59 %  Ohio
Maximum Zip Code Concentration ($):               0.57 %  93033

                                                                        [LOGO]
                                                                       Wachovia
[LOGO]RBS Greenwich Capital                                           Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                % of Aggregate
                                                                        Principal Balance    Principal Balance
                                                         Number of      Outstanding as of    Outstanding as of
Principal Balances ($):                             Mortgage Loans        the Cutoff Date      the Cutoff Date
---------------------------------------------------------------------------------------------------------------
    39,738.54  -    50,000.00                                  124  $        5,656,087.11                 1.09
    50,000.01  -   100,000.00                                1,044          82,026,845.41                15.86
   100,000.01  -   150,000.00                                1,110         137,477,496.29                26.58
   150,000.01  -   200,000.00                                  647         112,696,628.40                21.79
   200,000.01  -   250,000.00                                  377          84,050,186.59                16.25
   250,000.01  -   300,000.00                                  243          66,528,630.65                12.86
   300,000.01  -   350,000.00                                   84          26,360,677.86                 5.10
   350,000.01  -   400,000.00                                    3           1,083,927.28                 0.21
   400,000.01  -   439,673.46                                    3           1,262,509.60                 0.24
---------------------------------------------------------------------------------------------------------------
Total                                                        3,635  $      517,142,989.19               100.00
===============================================================================================================

                                                                                                % of Aggregate
                                                                        Principal Balance    Principal Balance
                                                         Number of      Outstanding as of    Outstanding as of
Credit Score:                                       Mortgage Loans        the Cutoff Date      the Cutoff Date
---------------------------------------------------------------------------------------------------------------
 N/A                                                             1  $           86,713.39                 0.02
 501  - 520                                                      9           1,133,729.08                 0.22
 521  - 540                                                    154          20,279,115.41                 3.92
 541  - 560                                                    255          34,704,020.12                 6.71
 561  - 580                                                    284          37,281,569.92                 7.21
 581  - 600                                                    331          42,864,774.92                 8.29
 601  - 620                                                    311          41,969,816.98                 8.12
 621  - 640                                                    422          59,977,023.60                11.60
 641  - 660                                                    434          64,113,938.23                12.40
 661  - 680                                                    465          68,565,024.55                13.26
 681  - 700                                                    320          49,323,824.46                 9.54
 701  - 720                                                    217          33,245,543.03                 6.43
 721  - 740                                                    178          26,121,380.06                 5.05
 741  - 760                                                    122          17,669,842.24                 3.42
 761  - 780                                                     88          13,431,857.47                 2.60
 781  - 800                                                     33           5,060,443.53                 0.98
 801  - 820                                                     10           1,200,261.20                 0.23
 881  - 894                                                      1             114,111.00                 0.02
---------------------------------------------------------------------------------------------------------------
Total                                                        3,635  $      517,142,989.19               100.00
===============================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO]RBS Greenwich Capital                                           Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              % of Aggregate
                                                                      Principal Balance    Principal Balance
                                                        Number of     Outstanding as of    Outstanding as of
Remaining Terms (months):                          Mortgage Loans       the Cutoff Date      the Cutoff Date
------------------------------------------------------------------------------------------------------------
 117 - 120                                                      6       $    594,167.60                 0.11
 151 - 180                                                    301         36,793,814.27                 7.11
 211 - 240                                                     37          4,751,153.69                 0.92
 271 - 300                                                      1            221,331.69                 0.04
 301 - 359                                                  3,290        474,782,521.94                91.81
------------------------------------------------------------------------------------------------------------
Total                                                      3,635       $517,142,989.19               100.00
============================================================================================================

                                                                                              % of Aggregate
                                                                      Principal Balance    Principal Balance
                                                        Number of     Outstanding as of    Outstanding as of
Property Type:                                     Mortgage Loans       the Cutoff Date      the Cutoff Date
------------------------------------------------------------------------------------------------------------
 Single Family Residence                                    2,803       $390,532,939.02                75.52
 PUD                                                          400         61,850,898.13                11.96
 Multi-Unit                                                   199         34,837,553.99                 6.74
 Condo                                                        233         29,921,598.05                 5.79
------------------------------------------------------------------------------------------------------------
Total                                                       3,635       $517,142,989.19               100.00
============================================================================================================

                                                                                              % of Aggregate
                                                                      Principal Balance    Principal Balance
                                                        Number of     Outstanding as of    Outstanding as of
Occupancy Status:                                  Mortgage Loans       the Cutoff Date      the Cutoff Date
------------------------------------------------------------------------------------------------------------
 Primary                                                    3,406       $488,618,959.41                94.48
 Investment (Non-Owner Occupied)                              174         19,863,374.41                 3.84
 Secondary                                                     35          4,349,633.52                 0.84
 Investment (Owner Occupied)                                   20          4,311,021.85                 0.83
------------------------------------------------------------------------------------------------------------
Total                                                       3,635       $517,142,989.19               100.00
============================================================================================================

                                                                                              % of Aggregate
                                                                      Principal Balance    Principal Balance
                                                        Number of     Outstanding as of    Outstanding as of
Use of Proceeds:                                   Mortgage Loans       the Cutoff Date      the Cutoff Date
------------------------------------------------------------------------------------------------------------
 Cash Out Refinance                                         2,116       $301,182,368.47                58.24
 Purchase                                                   1,127        161,798,589.76                31.29
 Rate/Term Refinance                                          392         54,162,030.96                10.47
------------------------------------------------------------------------------------------------------------
Total                                                       3,635       $517,142,989.19               100.00
============================================================================================================

                                                           [LOGO]
                                                          Wachovia
  [LOGO]RBS Greenwich Capital                            Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                             % of Aggregate
                                                                      Principal Balance   Principal Balance
                                                        Number of     Outstanding as of   Outstanding as of
Combined Original Loan-to-Value Ratios (%):        Mortgage Loans       the Cutoff Date     the Cutoff Date
-----------------------------------------------------------------------------------------------------------
 12.17 -  15.00                                                 2            117,893.42                0.02
 15.01 -  20.00                                                 3            250,771.45                0.05
 20.01 -  25.00                                                10            782,002.01                0.15
 25.01 -  30.00                                                 4            201,290.81                0.04
 30.01 -  35.00                                                14          1,393,118.13                0.27
 35.01 -  40.00                                                19          1,819,550.07                0.35
 40.01 -  45.00                                                29          4,111,265.78                0.79
 45.01 -  50.00                                                54          6,474,787.13                1.25
 50.01 -  55.00                                                64          7,576,156.66                1.47
 55.01 -  60.00                                               106         14,423,307.06                2.79
 60.01 -  65.00                                               135         18,668,958.91                3.61
 65.01 -  70.00                                               225         33,174,217.47                6.41
 70.01 -  75.00                                               337         46,165,470.40                8.93
 75.01 -  80.00                                             1,104        163,615,814.33               31.64
 80.01 -  85.00                                               364         51,888,907.15               10.03
 85.01 -  90.00                                               647         94,946,625.28               18.36
 90.01 -  95.00                                               321         47,251,076.75                9.14
 95.01 - 100.00                                               197         24,281,776.38                4.70
-----------------------------------------------------------------------------------------------------------
Total                                                       3,635       $517,142,989.19              100.00
===========================================================================================================

                                                           [LOGO]
                                                          Wachovia
  [LOGO]RBS Greenwich Capital                            Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              % of Aggregate
                                                                      Principal Balance    Principal Balance
                                                        Number of     Outstanding as of    Outstanding as of
State:                                             Mortgage Loans       the Cutoff Date      the Cutoff Date
------------------------------------------------------------------------------------------------------------
 Arizona                                                       84       $  9,846,820.25                 1.90
 Arkansas                                                      27          2,620,768.75                 0.51
 California                                                   637        126,740,195.46                24.51
 Colorado                                                      67         11,073,789.35                 2.14
 Connecticut                                                   70         10,431,775.32                 2.02
 Delaware                                                       7          1,117,734.36                 0.22
 District of Columbia                                          17          2,387,371.83                 0.46
 Florida                                                      670         84,124,040.11                16.27
 Georgia                                                       65          8,082,924.07                 1.56
 Idaho                                                         28          2,969,989.75                 0.57
 Illinois                                                      69         10,671,106.90                 2.06
 Indiana                                                       49          5,055,197.38                 0.98
 Iowa                                                           6            869,750.98                 0.17
 Kansas                                                        22          2,472,646.07                 0.48
 Kentucky                                                      59          6,256,749.23                 1.21
 Louisiana                                                     88          9,742,347.14                 1.88
 Maine                                                         14          1,977,552.17                 0.38
 Maryland                                                      74         13,390,970.08                 2.59
 Massachusetts                                                 53          9,691,528.17                 1.87
 Michigan                                                     101         11,462,790.48                 2.22
 Minnesota                                                     40          6,255,646.01                 1.21
 Mississippi                                                   48          4,240,157.26                 0.82
 Missouri                                                      84          8,034,782.96                 1.55
 Montana                                                        5            717,318.57                 0.14
 Nebraska                                                       4            356,794.16                 0.07
 Nevada                                                        83         13,292,829.08                 2.57
 New Hampshire                                                 10          1,553,262.75                 0.30
 New Jersey                                                    61         10,302,008.17                 1.99
 New Mexico                                                     3            471,010.38                 0.09
 New York                                                      98         16,761,206.32                 3.24
 North Carolina                                                77          8,719,453.04                 1.69
 Ohio                                                         202         23,751,238.64                 4.59
 Oklahoma                                                      38          3,476,845.95                 0.67
 Oregon                                                        45          6,356,150.58                 1.23

 (Continued on next page)

                                                           [LOGO]
                                                          Wachovia
   [LOGO]RBS Greenwich Capital                           Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                  % of Aggregate
                                                                        Principal Balance      Principal Balance
                                                         Number of      Outstanding as of      Outstanding as of
State (Continued):                                  Mortgage Loans        the Cutoff Date        the Cutoff Date
-----------------------------------------------------------------------------------------------------------------
  Pennsylvania                                                 108    $     12,690,901.14                   2.45
  Rhode Island                                                   2             405,419.55                   0.08
  South Carolina                                                39           4,350,383.68                   0.84
  South Dakota                                                   2             157,793.96                   0.03
  Tennessee                                                     61           6,019,906.71                   1.16
  Texas                                                        151          18,335,550.81                   3.55
  Utah                                                           8           1,101,571.16                   0.21
  Vermont                                                        1             205,787.92                   0.04
  Virginia                                                     103          16,718,054.91                   3.23
  Washington                                                   104          16,353,727.11                   3.16
  West Virginia                                                 25           2,096,445.25                   0.41
  Wisconsin                                                     22           2,900,073.54                   0.56
  Wyoming                                                        4             532,621.73                   0.10
-----------------------------------------------------------------------------------------------------------------
Total                                                        3,635    $    517,142,989.19                 100.00
=================================================================================================================

                                                                                                  % of Aggregate
                                                                        Principal Balance      Principal Balance
                                                         Number of      Outstanding as of      Outstanding as of
Documentation:                                      Mortgage Loans        the Cutoff Date        the Cutoff Date
-----------------------------------------------------------------------------------------------------------------
  Full Documentation                                         1,975    $    261,288,155.90                  50.53
  Stated Income                                              1,025         160,253,134.11                  30.99
  No Documentation                                             424          61,168,714.23                  11.83
  No Income/No Asset Verification                              148          24,998,687.28                   4.83
  Limited Documentation                                         63           9,434,297.67                   1.82
-----------------------------------------------------------------------------------------------------------------
Total                                                        3,635    $    517,142,989.19                 100.00
=================================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO]RBS Greenwich Capital                                           Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                 % of Aggregate
                                                                        Principal Balance     Principal Balance
                                                         Number of      Outstanding as of     Outstanding as of
Grade:                                              Mortgage Loans        the Cutoff Date       the Cutoff Date
----------------------------------------------------------------------------------------------------------------
  AA                                                             2    $        172,679.78                  0.03
  A+                                                         1,177         166,881,779.24                 32.27
  A                                                            322          43,908,239.17                  8.49
  A-                                                           232          32,199,451.04                  6.23
  Alt A                                                      1,306         196,790,264.27                 38.05
  B                                                            161          20,084,171.99                  3.88
  B-                                                            46           5,415,073.18                  1.05
  C                                                             10           1,155,308.03                  0.22
  FICO Enhanced                                                185          22,560,037.58                  4.36
  FICO Only                                                    194          27,975,984.91                  5.41
----------------------------------------------------------------------------------------------------------------
Total                                                        3,635    $    517,142,989.19                100.00
================================================================================================================

                                                                                                 % of Aggregate
                                                                        Principal Balance     Principal Balance
                                                         Number of      Outstanding as of     Outstanding as of
Loan Type:                                          Mortgage Loans        the Cutoff Date       the Cutoff Date
----------------------------------------------------------------------------------------------------------------
  Adjustable Rate Loan                                       2,278    $    330,248,449.64                 63.86
  Fixed Rate Loan                                            1,357         186,894,539.55                 36.14
----------------------------------------------------------------------------------------------------------------
Total                                                        3,635    $    517,142,989.19                100.00
================================================================================================================

                                                                                                 % of Aggregate
                                                                        Principal Balance     Principal Balance
                                                         Number of      Outstanding as of     Outstanding as of
Fixed Rate Loan Types:                              Mortgage Loans        the Cutoff Date       the Cutoff Date
----------------------------------------------------------------------------------------------------------------
  30 Year Fixed-Rate Loan                                    1,012    $    144,534,072.30                 77.33
  15 Year Fixed-Rate Loan                                      188          21,638,959.36                 11.58
  15 Year Balloon                                              113          15,154,854.91                  8.11
  20 Year Fixed-Rate Loan                                       37           4,751,153.69                  2.54
  10 Year Fixed-Rate Loan                                        6             594,167.60                  0.32
  25 Year Fixed-Rate Loan                                        1             221,331.69                  0.12
----------------------------------------------------------------------------------------------------------------
Total                                                        1,357    $    186,894,539.55                100.00
================================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO]RBS Greenwich Capital                                           Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                  % of Aggregate
                                                                        Principal Balance      Principal Balance
                                                         Number of      Outstanding as of      Outstanding as of
Adjustable Rate Loan Types:                         Mortgage Loans        the Cutoff Date        the Cutoff Date
-----------------------------------------------------------------------------------------------------------------
  2/28 Loan Six-Month LIBOR                                  2,109        $305,384,467.82                  92.47
  3/27 Loan Six-Month LIBOR                                    167          24,546,058.28                   7.43
  Six-Month LIBOR                                                2             317,923.54                   0.10
-----------------------------------------------------------------------------------------------------------------
Total                                                        2,278        $330,248,449.64                 100.00
=================================================================================================================

                                                                                                  % of Aggregate
                                                                        Principal Balance      Principal Balance
                                                         Number of      Outstanding as of      Outstanding as of
Lien Position:                                      Mortgage Loans        the Cutoff Date        the Cutoff Date
-----------------------------------------------------------------------------------------------------------------
  First Lien                                                 3,635        $517,142,989.19                 100.00
-----------------------------------------------------------------------------------------------------------------
Total                                                        3,635        $517,142,989.19                 100.00
=================================================================================================-===============

                                                                                                  % of Aggregate
                                                                        Principal Balance      Principal Balance
                                                         Number of      Outstanding as of      Outstanding as of
Prepayment Term (months):                           Mortgage Loans        the Cutoff Date        the Cutoff Date
-----------------------------------------------------------------------------------------------------------------
  N/A                                                          836        $123,554,858.01                  23.89
  12                                                            10           2,106,080.72                   0.41
  24                                                         1,234         180,891,594.97                  34.98
  36                                                           662          93,444,324.22                  18.07
  60                                                           893         117,146,131.27                  22.65
-----------------------------------------------------------------------------------------------------------------
Total                                                        3,635        $517,142,989.19                 100.00
=================================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO]RBS Greenwich Capital                                           Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                             % of Aggregate
                                                                  Principal Balance       Principal Balance
                                                   Number of      Outstanding as of       Outstanding as of
Current Mortgage Rates (%):                   Mortgage Loans        the Cutoff Date         the Cutoff Date
-----------------------------------------------------------------------------------------------------------
  3.990 -  4.000                                           1        $     77,887.42                    0.02
  4.001 -  4.500                                           8           1,174,794.51                    0.23
  4.501 -  5.000                                          70          12,097,896.08                    2.34
  5.001 -  5.500                                         208          35,183,911.58                    6.80
  5.501 -  6.000                                         505          79,283,083.29                   15.33
  6.001 -  6.500                                         564          85,459,349.81                   16.53
  6.501 -  7.000                                         676         100,492,970.50                   19.43
  7.001 -  7.500                                         499          71,873,049.86                   13.90
  7.501 -  8.000                                         455          58,243,563.54                   11.26
  8.001 -  8.500                                         263          31,369,475.23                    6.07
  8.501 -  9.000                                         227          25,258,611.12                    4.88
  9.001 -  9.500                                          87          10,246,136.35                    1.98
  9.501 - 10.000                                          47           4,224,801.97                    0.82
 10.001 - 10.500                                          14           1,245,740.40                    0.24
 10.501 - 11.000                                           8             654,308.16                    0.13
 11.001 - 11.500                                           3             257,409.37                    0.05
-----------------------------------------------------------------------------------------------------------
Total                                                  3,635        $517,142,989.19                  100.00
===========================================================================================================

                                                                                             % of Aggregate
                                                                  Principal Balance       Principal Balance
                                                   Number of      Outstanding as of       Outstanding as of
Gross Margins (%) (ARMs Only):                Mortgage Loans        the Cutoff Date         the Cutoff Date
-------------------------------------------------------------------------------- --------------------------
  0.225 - 0.500                                            1        $    126,053.59                    0.04
  2.501 - 3.000                                            1             188,637.07                    0.06
  3.001 - 3.500                                            1              77,887.42                    0.02
  3.501 - 4.000                                           26           4,086,680.88                    1.24
  4.001 - 4.500                                          244          37,525,177.46                   11.36
  4.501 - 5.000                                          316          48,470,142.25                   14.68
  5.001 - 5.500                                          395          60,268,053.15                   18.25
  5.501 - 6.000                                          431          62,762,017.51                   19.00
  6.001 - 6.500                                          427          61,885,568.18                   18.74
  6.501 - 7.000                                          261          33,928,267.33                   10.27
  7.001 - 7.500                                          104          12,851,038.57                    3.89
  7.501 - 8.000                                           71           8,078,926.23                    2.45
-----------------------------------------------------------------------------------------------------------
Total                                                  2,278        $330,248,449.64                  100.00
===========================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO]RBS Greenwich Capital                                           Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              % of Aggregate
                                                                    Principal Balance      Principal Balance
                                                     Number of      Outstanding as of      Outstanding as of
Maximum Loan Rates (%) (ARMs Only):             Mortgage Loans        the Cutoff Date        the Cutoff Date
------------------------------------------------------------------------------------------------------------
  10.990 - 11.000                                            1        $     77,887.42                   0.02
  11.001 - 11.500                                            5             627,230.63                   0.19
  11.501 - 12.000                                           37           6,479,654.38                   1.96
  12.001 - 12.500                                          113          19,019,142.84                   5.76
  12.501 - 13.000                                          292          46,880,430.91                  14.20
  13.001 - 13.500                                          345          54,597,245.59                  16.53
  13.501 - 14.000                                          411          62,008,364.11                  18.78
  14.001 - 14.500                                          314          46,274,418.89                  14.01
  14.501 - 15.000                                          322          42,753,285.56                  12.95
  15.001 - 15.500                                          191          23,235,142.51                   7.04
  15.501 - 16.000                                          152          18,053,482.42                   5.47
  16.001 - 16.500                                           62           7,211,384.20                   2.18
  16.501 - 17.000                                           25           2,209,227.96                   0.67
  17.001 - 17.500                                            7             720,105.66                   0.22
  17.501 - 17.875                                            1             101,446.56                   0.03
------------------------------------------------------------------------------------------------------------
Total                                                    2,278        $330,248,449.64                 100.00
=====================================================================================-======================

                                                                                              % of Aggregate
                                                                    Principal Balance      Principal Balance
                                                     Number of      Outstanding as of      Outstanding as of
Minimum Loan Rates (%) (ARMs Only):             Mortgage Loans        the Cutoff Date        the Cutoff Date
------------------------------------------------------------------------------------------------------------
   3.990 -  4.000                                            1        $     77,887.42                   0.02
   4.001 -  4.500                                            5             627,230.63                   0.19
   4.501 -  5.000                                           37           6,479,654.38                   1.96
   5.001 -  5.500                                          111          18,761,690.99                   5.68
   5.501 -  6.000                                          288          46,216,065.64                  13.99
   6.001 -  6.500                                          343          53,973,934.58                  16.34
   6.501 -  7.000                                          412          62,338,758.25                  18.88
   7.001 -  7.500                                          318          47,155,181.75                  14.28
   7.501 -  8.000                                          324          42,990,868.14                  13.02
   8.001 -  8.500                                          191          23,235,142.51                   7.04
   8.501 -  9.000                                          153          18,149,870.97                   5.50
   9.001 -  9.500                                           62           7,211,384.20                   2.18
   9.501 - 10.000                                           25           2,209,227.96                   0.67
  10.001 - 10.500                                            7             720,105.66                   0.22
  10.501 - 10.875                                            1             101,446.56                   0.03
------------------------------------------------------------------------------------------------------------
Total                                                    2,278        $330,248,449.64                 100.00
============================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO]RBS Greenwich Capital                                           Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                              % of Aggregate
                                                                    Principal Balance      Principal Balance
                                                     Number of      Outstanding as of      Outstanding as of
Rate Adjustment Date (ARMs ONLY):               Mortgage Loans        the Cutoff Date        the Cutoff Date
------------------------------------------------------------------------------------------------------------
 10/01/03                                                    1        $     82,269.08                   0.02
 11/01/03                                                    1             101,446.56                   0.03
 12/01/03                                                    2             172,679.78                   0.05
 02/01/04                                                    2             317,923.54                   0.10
 03/01/04                                                    1              99,885.79                   0.03
 04/01/05                                                    1             121,314.53                   0.04
 05/01/05                                                    4             577,965.56                   0.18
 06/01/05                                                  166          24,044,898.24                   7.28
 07/01/05                                                  753         109,323,390.06                  33.10
 08/01/05                                                1,178         170,507,318.22                  51.63
 08/10/05                                                    1             144,500.00                   0.04
 08/14/05                                                    1             208,800.00                   0.06
 06/01/06                                                   11           1,707,461.78                   0.52
 07/01/06                                                   49           7,150,577.43                   2.17
 08/01/06                                                  107          15,688,019.07                   4.75
------------------------------------------------------------------------------------------------------------
Total                                                    2,278        $330,248,449.64                 100.00
============================================================================================================

                                                                                              % of Aggregate
                                                                    Principal Balance      Principal Balance
                                                     Number of      Outstanding as of      Outstanding as of
Initial Periodic Rate Cap (%) (ARMs Only):      Mortgage Loans        the Cutoff Date        the Cutoff Date
------------------------------------------------------------------------------------------------------------
 1.000                                                       2        $    317,923.54                   0.10
 3.000                                                   2,276         329,930,526.10                  99.90
------------------------------------------------------------------------------------------------------------
Total                                                    2,278        $330,248,449.64                 100.00
============================================================================================================

                                                                                              % of Aggregate
                                                                    Principal Balance      Principal Balance
                                                     Number of      Outstanding as of      Outstanding as of
Periodic Rate Cap (%) (ARMs Only):              Mortgage Loans        the Cutoff Date        the Cutoff Date
------------------------------------------------------------------------------------------------------------
 1.000                                                   2,278        $330,248,449.64                 100.00
------------------------------------------------------------------------------------------------------------
Total                                                    2,278        $330,248,449.64                 100.00
============================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO]RBS Greenwich Capital                                           Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-3
                         Group II Initial Mortgage Loans
                             As of September 1, 2003

Number Of Loans:                                               205
Aggregate Outstanding Principal Balance:               $74,205,859

                                                                                      Minimum              Maximum
Average Outstanding Principal Balance:                    $361,980                    $58,957             $908,980
Weighted Average Current Mortgage Rate:                      6.491%                     4.625%              11.125%

Arm Characteristics:
-------------------
Weighted Average Gross Margin:                               5.511%                     2.750%               8.500%
Weighted Average Maximum Loan Rate:                         13.598%                    11.625%              18.125%
Weighted Average Minimum Loan Rate:                          6.608%                     4.625%              11.125%
Weighted Average Initial Periodic Rate Cap:                  2.984%                     1.000%               3.000%
Weighted Average Periodic Rate Cap:                          1.000%                     1.000%               1.000%
Weighted Average Months To Roll:                                23 months                   2 months            35 months

Weighted Average Original Term:                                353 months                 180 months           360 months
Weighted Average Remaining Term:                               351 months                 177 months           359 months
Weighted Average Credit Score:                                 653                        528                  788
Weighted Average Combined Original LTV:                      79.16%                     28.75%              100.00%

First Pay Date:                                                                 Jun 01, 2001          Sep 01, 2003
Maturity Date:                                                                  Jun 01, 2018          Aug 01, 2033

Top State Concentrations ($):                       46.15 %  California,  9.10 %  Florida,  6.83 %  Virginia
Maximum Zip Code Concentration ($):                  1.54 %  92691

                                                                   [LOGO]
                                                                  Wachovia
   [LOGO]RBS Greenwich Capital                                   Securities

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                   % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                         Number of          Outstanding as of   Outstanding as of
Principal Balances ($):                             Mortgage Loans            the Cutoff Date     the Cutoff Date
-----------------------------------------------------------------------------------------------------------------
  58,957.05 - 100,000.00                                        23             $ 1,822,626.70                2.46
 100,000.01 - 150,000.00                                         8                 966,213.68                1.30
 300,000.01 - 350,000.00                                        47              15,793,943.89               21.28
 350,000.01 - 400,000.00                                        59              22,098,142.24               29.78
 400,000.01 - 450,000.00                                        33              14,040,213.79               18.92
 450,000.01 - 500,000.00                                        15               7,194,093.39                9.69
 500,000.01 - 550,000.00                                         5               2,625,581.41                3.54
 550,000.01 - 600,000.00                                         7               4,018,358.98                5.42
 600,000.01 - 650,000.00                                         3               1,877,453.11                2.53
 650,000.01 - 700,000.00                                         2               1,334,713.67                1.80
 700,000.01 - 750,000.00                                         1                 742,458.73                1.00
 750,000.01 - 800,000.00                                         1                 783,079.55                1.06
 900,000.01 - 908,980.30                                         1                 908,980.30                1.22
-----------------------------------------------------------------------------------------------------------------
Total                                                                205       $74,205,859.44              100.00
=================================================================================================================

                                                                                                   % of Aggregate
                                                                            Principal Balance   Principal Balance
                                                         Number of          Outstanding as of   Outstanding as of
Credit Score:                                       Mortgage Loans            the Cutoff Date     the Cutoff Date
-----------------------------------------------------------------------------------------------------------------
 528 - 540                                                       5             $   774,189.82                1.04
 541 - 560                                                      13               4,488,400.87                6.05
 561 - 580                                                      14               4,311,078.53                5.81
 581 - 600                                                      13               3,797,292.83                5.12
 601 - 620                                                      13               4,107,598.14                5.54
 621 - 640                                                      28               9,059,693.77               12.21
 641 - 660                                                      35              13,327,743.94               17.96
 661 - 680                                                      26              11,175,841.65               15.06
 681 - 700                                                      21               8,758,776.67               11.80
 701 - 720                                                      17               6,674,158.80                8.99
 721 - 740                                                       9               3,495,676.94                4.71
 741 - 760                                                       4               1,772,002.98                2.39
 761 - 780                                                       4               1,508,867.64                2.03
 781 - 788                                                       3                 954,536.86                1.29
-----------------------------------------------------------------------------------------------------------------
Total                                                          205             $74,205,859.44              100.00
=================================================================================================================

                                                                   [LOGO]
                                                                  Wachovia
   [LOGO]RBS Greenwich Capital                                   Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                         Number of          Outstanding as of    Outstanding as of
Remaining Terms (months):                           Mortgage Loans            the Cutoff Date      the Cutoff Date
------------------------------------------------------------------------------------------------------------------
 177 - 180                                                       9             $ 2,755,005.81                 3.71
 211 - 240                                                       1                 333,690.44                 0.45
 301 - 359                                                     195              71,117,163.19                95.84
-----------------------------------------------------------------------------------------------------------------
Total                                                          205             $74,205,859.44               100.00
==================================================================================================================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                         Number of          Outstanding as of    Outstanding as of
Property Type:                                      Mortgage Loans            the Cutoff Date      the Cutoff Date
------------------------------------------------------------------------------------------------------------------
 Single Family Residence                                       148             $52,760,182.51                71.10
 PUD                                                            40              15,747,965.97                21.22
 Condo                                                          12               4,240,335.41                 5.71
 Multi-Unit                                                      5               1,457,375.55                 1.96
------------------------------------------------------------------------------------------------------------------
Total                                                          205             $74,205,859.44               100.00
==================================================================================================================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                         Number of          Outstanding as of    Outstanding as of
Occupancy Status:                                   Mortgage Loans            the Cutoff Date      the Cutoff Date
------------------------------------------------------------------------------------------------------------------
 Primary                                                       199             $72,324,393.65                97.46
 Investment (Non-Owner Occupied)                                 6               1,881,465.79                 2.54
------------------------------------------------------------------------------------------------------------------
Total                                                          205             $74,205,859.44               100.00
==================================================================================================================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                         Number of          Outstanding as of    Outstanding as of
Use of Proceeds:                                    Mortgage Loans            the Cutoff Date      the Cutoff Date
------------------------------------------------------------------------------------------------------------------
 Cash Out Refinance                                            119             $43,001,680.85                57.95
 Purchase                                                       60              20,976,107.48                28.27
 Rate/Term Refinance                                            26              10,228,071.11                13.78
------------------------------------------------------------------------------------------------------------------
Total                                                          205             $74,205,859.44               100.00
==================================================================================================================

                                                                   [LOGO]
                                                                  Wachovia
   [LOGO]RBS Greenwich Capital                                   Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                                Number of    Outstanding as of    Outstanding as of
Combined Original Loan-to-Value Ratios (%):                Mortgage Loans      the Cutoff Date      the Cutoff Date
-------------------------------------------------------------------------------------------------------------------
  28.75 -  30.00                                                        1       $   114,861.57                 0.15
  30.01 -  35.00                                                        1           619,367.89                 0.83
  35.01 -  40.00                                                        1           399,734.32                 0.54
  40.01 -  45.00                                                        1           499,378.07                 0.67
  45.01 -  50.00                                                        2           748,593.83                 1.01
  50.01 -  55.00                                                        3         1,267,311.81                 1.71
  55.01 -  60.00                                                        4         1,259,499.21                 1.70
  60.01 -  65.00                                                        7         2,540,085.06                 3.42
  65.01 -  70.00                                                       13         5,490,204.08                 7.40
  70.01 -  75.00                                                       23         8,527,057.05                11.49
  75.01 -  80.00                                                       58        20,562,568.10                27.71
  80.01 -  85.00                                                       35        14,015,863.03                18.89
  85.01 -  90.00                                                       33        11,423,656.66                15.39
  90.01 -  95.00                                                       17         5,545,003.30                 7.47
  95.01 - 100.00                                                        6         1,192,675.46                 1.61
-------------------------------------------------------------------------------------------------------------------
Total                                                                 205       $74,205,859.44               100.00
===================================================================================================================

                                                                   [LOGO]
                                                                  Wachovia
   [LOGO]RBS Greenwich Capital                                   Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                                Number of    Outstanding as of    Outstanding as of
State:                                                     Mortgage Loans      the Cutoff Date      the Cutoff Date
-------------------------------------------------------------------------------------------------------------------
 Arizona                                                                4       $ 1,288,446.46                 1.74
 California                                                            85        34,248,086.72                46.15
 Colorado                                                               4         1,559,672.49                 2.10
 Connecticut                                                            3         1,067,960.37                 1.44
 District of Columbia                                                   1           783,079.55                 1.06
 Florida                                                               17         6,751,510.36                 9.10
 Georgia                                                                1           375,816.44                 0.51
 Illinois                                                               3           819,508.72                 1.10
 Indiana                                                                1            97,204.04                 0.13
 Louisiana                                                              2           434,518.24                 0.59
 Maryland                                                               8         3,072,180.32                 4.14
 Massachusetts                                                          5         1,619,161.65                 2.18
 Michigan                                                               5         1,671,264.32                 2.25
 Minnesota                                                              2           475,444.20                 0.64
 Nevada                                                                 1           407,532.01                 0.55
 New Hampshire                                                          1            84,859.96                 0.11
 New Jersey                                                             3         1,125,062.02                 1.52
 New Mexico                                                             1           327,703.49                 0.44
 New York                                                               9         2,822,126.89                 3.80
 North Carolina                                                         3         1,000,297.55                 1.35
 Ohio                                                                   4         1,157,551.92                 1.56
 Oklahoma                                                               1           359,450.46                 0.48
 Oregon                                                                 2           799,342.95                 1.08
 Pennsylvania                                                           2           835,267.30                 1.13
 South Carolina                                                         4         1,748,968.37                 2.36
 Tennessee                                                              1           397,951.30                 0.54
 Texas                                                                 20         3,715,648.88                 5.01
 Virginia                                                              11         5,065,187.78                 6.83
 West Virginia                                                          1            95,054.68                 0.13
-------------------------------------------------------------------------------------------------------------------
Total                                                                 205       $74,205,859.44               100.00
===================================================================================================================

                                                                  [LOGO]
                                                                 Wachovia
   [LOGO]RBS Greenwich Capital                                  Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                                Number of    Outstanding as of    Outstanding as of
Documentation:                                             Mortgage Loans      the Cutoff Date      the Cutoff Date
-------------------------------------------------------------------------------------------------------------------
 Stated Income                                                         93       $37,562,548.99                50.62
 Full Documentation                                                    86        26,913,914.75                36.27
 No Documentation                                                      19         7,221,736.00                 9.73
 No Income/No Asset Verification                                        4         1,472,861.01                 1.98
 Limited Documentation                                                  3         1,034,798.69                 1.39
-------------------------------------------------------------------------------------------------------------------
Total                                                                 205       $74,205,859.44               100.00
===================================================================================================================

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                                Number of    Outstanding as of    Outstanding as of
Grade:                                                     Mortgage Loans      the Cutoff Date      the Cutoff Date
-------------------------------------------------------------------------------------------------------------------
 AA                                                                     1       $    97,204.04                 0.13
 A+                                                                    74        26,415,749.31                35.60
 A                                                                     10         2,280,424.05                 3.07
 A-                                                                     8         2,769,027.69                 3.73
 Alt A                                                                 86        35,696,633.77                48.10
 B                                                                      7         1,953,412.02                 2.63
 FICO Enhanced                                                          8         1,351,360.75                 1.82
 FICO Only                                                             11         3,642,047.81                 4.91
-------------------------------------------------------------------------------------------------------------------
Total                                                                 205       $74,205,859.44               100.00
===================================================================================================================

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                                Number of    Outstanding as of    Outstanding as of
Loan Type:                                                 Mortgage Loans      the Cutoff Date      the Cutoff Date
-------------------------------------------------------------------------------------------------------------------
 Adjustable Rate Loan                                                 129       $46,082,263.50                62.10
 Fixed Rate Loan                                                       76        28,123,595.94                37.90
-------------------------------------------------------------------------------------------------------------------
Total                                                                 205       $74,205,859.44               100.00
===================================================================================================================

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                                Number of    Outstanding as of    Outstanding as of
Fixed Rate Loan Types:                                     Mortgage Loans      the Cutoff Date      the Cutoff Date
-------------------------------------------------------------------------------------------------------------------
 30 Year Fixed-Rate Loan                                               66       $25,034,899.69                89.02
 15 Year Fixed-Rate Loan                                                5         1,532,497.00                 5.45
 15 Year Balloon                                                        4         1,222,508.81                 4.35
 20 Year Fixed-Rate Loan                                                1           333,690.44                 1.19
-------------------------------------------------------------------------------------------------------------------
Total                                                                  76       $28,123,595.94               100.00
===================================================================================================================

                                                                   [LOGO]
                                                                  Wachovia
   [LOGO]RBS Greenwich Capital                                   Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                                Number of    Outstanding as of    Outstanding as of
Adjustable Rate Loan Types:                                Mortgage Loans      the Cutoff Date      the Cutoff Date
--------------------------------------------------------------------------------------------------------------------
 2/28 Loan Six-Month LIBOR                                            119       $43,111,665.76                93.55
 3/27 Loan Six-Month LIBOR                                              9         2,611,890.79                 5.67
 Six-Month LIBOR                                                        1           358,706.95                 0.78
--------------------------------------------------------------------------------------------------------------------
Total                                                                 129       $46,082,263.50               100.00
====================================================================================================================

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                                Number of    Outstanding as of    Outstanding as of
Lien Position:                                             Mortgage Loans      the Cutoff Date      the Cutoff Date
--------------------------------------------------------------------------------------------------------------------
 First Lien                                                           205       $74,205,859.44               100.00
--------------------------------------------------------------------------------------------------------------------
Total                                                                 205       $74,205,859.44               100.00
====================================================================================================================

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                                Number of    Outstanding as of    Outstanding as of
Prepayment Term (months):                                  Mortgage Loans      the Cutoff Date      the Cutoff Date
--------------------------------------------------------------------------------------------------------------------
 N/A                                                                   78       $25,404,248.27                34.23
 24                                                                    63        25,742,267.43                34.69
 36                                                                    29        10,888,250.51                14.67
 60                                                                    35        12,171,093.23                16.40
--------------------------------------------------------------------------------------------------------------------
Total                                                                 205       $74,205,859.44               100.00
====================================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO]RBS Greenwich Capital                                           Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                                Number of    Outstanding as of    Outstanding as of
Current Mortgage Rates (%):                                Mortgage Loans      the Cutoff Date      the Cutoff Date
--------------------------------------------------------------------------------------------------------------------
  4.625  -  5.000                                                      11  $      3,759,294.38                 5.07
  5.001  -  5.500                                                      19         8,655,808.99                11.66
  5.501  -  6.000                                                      40        17,069,575.46                23.00
  6.001  -  6.500                                                      39        14,463,229.17                19.49
  6.501  -  7.000                                                      42        15,162,690.86                20.43
  7.001  -  7.500                                                      17         5,268,483.77                 7.10
  7.501  -  8.000                                                      14         4,896,075.20                 6.60
  8.001  -  8.500                                                       5         1,361,991.20                 1.84
  8.501  -  9.000                                                       8         1,977,611.49                 2.67
  9.001  -  9.500                                                       3           765,217.42                 1.03
  9.501  - 10.000                                                       5           447,035.48                 0.60
 10.501  - 11.000                                                       1            58,957.05                 0.08
 11.001  - 11.125                                                       1           319,888.97                 0.43
--------------------------------------------------------------------------------------------------------------------
Total                                                                 205  $     74,205,859.44               100.00
====================================================================================================================

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                                Number of    Outstanding as of    Outstanding as of
Gross Margins (%) (ARMs Only):                             Mortgage Loans      the Cutoff Date      the Cutoff Date
--------------------------------------------------------------------------------------------------------------------
   2.750  -   3.000                                                     1  $        393,028.21                 0.85
   3.501  -   4.000                                                     2           716,289.09                 1.55
   4.001  -   4.500                                                    15         6,781,170.79                14.72
   4.501  -   5.000                                                    26         9,778,438.50                21.22
   5.001  -   5.500                                                    16         5,039,635.47                10.94
   5.501  -   6.000                                                    31        11,343,562.56                24.62
   6.001  -   6.500                                                    18         6,596,705.65                14.32
   6.501  -   7.000                                                    12         4,062,111.44                 8.81
   7.001  -   7.500                                                     1           340,637.67                 0.74
   8.001  -   8.500                                                     7         1,030,684.12                 2.24
--------------------------------------------------------------------------------------------------------------------
Total                                                                 129  $     46,082,263.50               100.00
====================================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO]RBS Greenwich Capital                                           Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                                Number of    Outstanding as of    Outstanding as of
Maximum Loan Rates (%) (ARMs Only):                        Mortgage Loans      the Cutoff Date      the Cutoff Date
--------------------------------------------------------------------------------------------------------------------
  11.625  -  12.000                                                     6  $      2,274,436.92                 4.94
  12.001  -  12.500                                                    14         6,405,078.87                13.90
  12.501  -  13.000                                                    18         7,761,614.41                16.84
  13.001  -  13.500                                                    22         7,712,329.99                16.74
  13.501  -  14.000                                                    27         9,601,319.32                20.84
  14.001  -  14.500                                                    14         4,497,887.60                 9.76
  14.501  -  15.000                                                    12         4,336,192.20                 9.41
  15.001  -  15.500                                                     3           887,901.95                 1.93
  15.501  -  16.000                                                     5         1,416,570.26                 3.07
  16.001  -  16.500                                                     3           527,246.13                 1.14
  16.501  -  17.000                                                     3           282,839.83                 0.61
  17.501  -  18.000                                                     1            58,957.05                 0.13
  18.001  -  18.125                                                     1           319,888.97                 0.69
--------------------------------------------------------------------------------------------------------------------
Total                                                                 129  $     46,082,263.50               100.00
====================================================================================================================

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                                Number of    Outstanding as of    Outstanding as of
Minimum Loan Rates (%) (ARMs Only):                        Mortgage Loans      the Cutoff Date      the Cutoff Date
--------------------------------------------------------------------------------------------------------------------
   4.625  -   5.000                                                     6  $      2,274,436.92                 4.94
   5.001  -   5.500                                                    14         6,405,078.87                13.90
   5.501  -   6.000                                                    18         7,761,614.41                16.84
   6.001  -   6.500                                                    22         7,712,329.99                16.74
   6.501  -   7.000                                                    27         9,601,319.32                20.84
   7.001  -   7.500                                                    14         4,497,887.60                 9.76
   7.501  -   8.000                                                    10         3,860,748.00                 8.38
   8.001  -   8.500                                                     3           887,901.95                 1.93
   8.501  -   9.000                                                     7         1,892,014.46                 4.11
   9.001  -   9.500                                                     3           527,246.13                 1.14
   9.501  -  10.000                                                     3           282,839.83                 0.61
  10.501  -  11.000                                                     1            58,957.05                 0.13
  11.001  -  11.125                                                     1           319,888.97                 0.69
--------------------------------------------------------------------------------------------------------------------
Total                                                                 129  $     46,082,263.50               100.00
====================================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO]RBS Greenwich Capital                                           Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                                Number of    Outstanding as of    Outstanding as of
Rate Adjustment Date (ARMs ONLY):                          Mortgage Loans      the Cutoff Date      the Cutoff Date
--------------------------------------------------------------------------------------------------------------------
 11/01/03                                                               1  $         97,204.04                 0.21
 02/01/04                                                               1           358,706.95                 0.78
 12/01/04                                                               1           393,028.21                 0.85
 04/01/05                                                               1           148,331.16                 0.32
 06/01/05                                                               4         1,642,632.19                 3.56
 07/01/05                                                              45        15,367,074.24                33.35
 07/15/05                                                               1           375,986.61                 0.82
 08/01/05                                                              66        25,087,409.31                54.44
 07/01/06                                                               2           474,604.37                 1.03
 08/01/06                                                               7         2,137,286.42                 4.64
--------------------------------------------------------------------------------------------------------------------
Total                                                                 129  $     46,082,263.50               100.00
====================================================================================================================

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                                Number of    Outstanding as of    Outstanding as of
Initial Periodic Rate Cap (%) (ARMs Only):                 Mortgage Loans      the Cutoff Date      the Cutoff Date
--------------------------------------------------------------------------------------------------------------------
   1.000                                                                1  $        358,706.95                 0.78
   3.000                                                              128        45,723,556.55                99.22
--------------------------------------------------------------------------------------------------------------------
Total                                                                 129  $     46,082,263.50               100.00
====================================================================================================================

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                                Number of    Outstanding as of    Outstanding as of
Periodic Rate Cap (%) (ARMs Only):                         Mortgage Loans      the Cutoff Date      the Cutoff Date
--------------------------------------------------------------------------------------------------------------------
   1.000                                                              129  $     46,082,263.50               100.00
--------------------------------------------------------------------------------------------------------------------
Total                                                                 129  $     46,082,263.50               100.00
====================================================================================================================

                                                                        [LOGO]
                                                                       Wachovia
[LOGO]RBS Greenwich Capital                                           Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-3
                        Group III Initial Mortgage Loans
                             As of September 1, 2003

Number Of Loans:                                                618
Aggregate Outstanding Principal Balance:                $31,124,604

                                                                                       Minimum                   Maximum
Average Outstanding Principal Balance:                  $    50,363                    $10,495                  $499,526

Weighted Average Current Mortgage Rate:                       9.785 %                    4.250 %                  14.000 %

Arm Characteristics:
-------------------
Weighted Average Gross Margin:                                5.401 %                    3.875 %                   8.125 %
Weighted Average Maximum Loan Rate:                          13.532 %                   11.250 %                  15.750 %
Weighted Average Minimum Loan Rate:                           6.553 %                    4.250 %                   9.750 %
Weighted Average Initial Periodic Rate Cap:                   3.000 %                    3.000 %                   3.000 %
Weighted Average Periodic Rate Cap:                           1.000 %                    1.000 %                   1.000 %
Weighted Average Months To Roll:                                 24 months                  21 months                 35 months

Weighted Average Original Term:                                 227 months                 180 months                360 months
Weighted Average Remaining Term:                                225 months                 175 months                359 months
Weighted Average Credit Score:                                  684                        524                       799
Weighted Average Combined Original LTV:                       93.70 %                    52.68 %                  100.00 %

First Pay Date:                                                                   May 01, 2003              Sep 01, 2003
Maturity Date:                                                                    Apr 01, 2018              Aug 01, 2033

Top State Concentrations ($):                       35.22 %  California,  10.03 %  Florida,  6.92 %  Nevada
Maximum Zip Code Concentration ($):                  1.79 %  89131

                                                                   [LOGO]
                                                                  Wachovia
   [LOGO]RBS Greenwich Capital                                   Securities

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                             % of Aggregate
                                                                      Principal Balance   Principal Balance
                                                          Number of   Outstanding as of   Outstanding as of
Principal Balances ($):                              Mortgage Loans     the Cutoff Date     the Cutoff Date
-----------------------------------------------------------------------------------------------------------
  10,494.57 -  50,000.00                                        451      $13,481,622.29               43.31
  50,000.01 - 100,000.00                                        145        9,473,880.79               30.44
 100,000.01 - 150,000.00                                          1          119,063.35                0.38
 150,000.01 - 200,000.00                                          1          186,800.08                0.60
 300,000.01 - 350,000.00                                          6        1,989,240.26                6.39
 350,000.01 - 400,000.00                                          6        2,187,534.95                7.03
 400,000.01 - 450,000.00                                          4        1,712,680.91                5.50
 450,000.01 - 499,525.58                                          4        1,973,781.70                6.34
-----------------------------------------------------------------------------------------------------------
Total                                                           618      $31,124,604.33              100.00
===========================================================================================================

                                                                                             % of Aggregate
                                                                      Principal Balance   Principal Balance
                                                          Number of   Outstanding as of   Outstanding as of
Credit Score:                                        Mortgage Loans     the Cutoff Date     the Cutoff Date
-----------------------------------------------------------------------------------------------------------
 524 - 540                                                        2      $   567,983.19                1.82
 561 - 580                                                        6        1,852,335.82                5.95
 601 - 620                                                        3          119,501.38                0.38
 621 - 640                                                       53        2,395,483.89                7.70
 641 - 660                                                       57        2,189,028.79                7.03
 661 - 680                                                      150        6,314,646.39               20.29
 681 - 700                                                      111        6,131,460.63               19.70
 701 - 720                                                       99        4,639,365.18               14.91
 721 - 740                                                       77        3,554,553.46               11.42
 741 - 760                                                       29        1,313,866.83                4.22
 761 - 780                                                       22        1,396,787.62                4.49
 781 - 799                                                        9          649,591.15                2.09
-----------------------------------------------------------------------------------------------------------
Total                                                           618      $31,124,604.33              100.00
===========================================================================================================

                                                                                             % of Aggregate
                                                                      Principal Balance   Principal Balance
                                                          Number of   Outstanding as of   Outstanding as of
Remaining Terms (months):                            Mortgage Loans     the Cutoff Date     the Cutoff Date
-----------------------------------------------------------------------------------------------------------
 175 - 180                                                      594      $23,082,258.61               74.16
 301 - 359                                                       24        8,042,345.72               25.84
-----------------------------------------------------------------------------------------------------------
Total                                                           618      $31,124,604.33              100.00
===========================================================================================================

                                                                   [LOGO]
                                                                  Wachovia
   [LOGO]RBS Greenwich Capital                                   Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                             Number of   Outstanding as of    Outstanding as of
Property Type:                                          Mortgage Loans     the Cutoff Date      the Cutoff Date
----------------------------------------------------------------------------------------------------------------
  Single Family Residence                                          433   $   21,215,128.37                68.16
  PUD                                                              112        6,139,484.99                19.73
  Condo                                                             57        3,156,119.36                10.14
  Multi-Unit                                                        16          613,871.61                 1.97
----------------------------------------------------------------------------------------------------------------
Total                                                              618   $   31,124,604.33               100.00
================================================================================================================


                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                             Number of   Outstanding as of    Outstanding as of
Occupancy Status:                                       Mortgage Loans     the Cutoff Date      the Cutoff Date
----------------------------------------------------------------------------------------------------------------
 Primary                                                           617   $   31,099,614.00                99.92
 Investment (Owner Occupied)                                         1           24,990.33                 0.08
----------------------------------------------------------------------------------------------------------------
Total                                                              618   $   31,124,604.33               100.00
================================================================================================================

                                                                                                % of Aggregate
                                                                        Principal Balance    Principal Balance
                                                             Number of  Outstanding as of    Outstanding as of
Use of Proceeds:                                        Mortgage Loans    the Cutoff Date      the Cutoff Date
---------------------------------------------------------------------------------------------------------------
  Purchase                                                        510    $  22,376,014.78                71.89
  Cash Out Refinance                                               88        6,796,183.50                21.84
  Rate/Term Refinance                                              20        1,952,406.05                 6.27
---------------------------------------------------------------------------------------------------------------
Total                                                             618    $  31,124,604.33               100.00
===============================================================================================================

                                                                                                % of Aggregate
                                                                        Principal Balance    Principal Balance
                                                           Number of    Outstanding as of    Outstanding as of
Combined Original Loan-to-Value Ratios (%):           Mortgage Loans      the Cutoff Date      the Cutoff Date
---------------------------------------------------------------------------------------------------------------
                                                                                                >
  52.68  -  55.00                                                  1     $     186,800.08                 0.60
  55.01  -  60.00                                                  1           422,526.01                 1.36
  65.01  -  70.00                                                  2           723,932.02                 2.33
  70.01  -  75.00                                                  5         2,081,727.96                 6.69
  75.01  -  80.00                                                  7         1,988,196.68                 6.39
  80.01  -  85.00                                                  4         1,406,847.72                 4.52
  85.01  -  90.00                                                 10         1,673,552.86                 5.38
  90.01  -  95.00                                                 36         1,276,448.72                 4.10
  95.01  - 100.00                                                552        21,364,572.28                68.64
---------------------------------------------------------------------------------------------------------------
Total                                                            618     $  31,124,604.33               100.00
===============================================================================================================

                                                            [LOGO]
                                                           Wachovia
[LOGO]RBS Greenwich Capital                               Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
   Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                % of Aggregate
                                                         Principal Balance   Principal Balance
                                            Number of    Outstanding as of   Outstanding as of
State:                                 Mortgage Loans      the Cutoff Date     the Cutoff Date
-----------------------------------------------------------------------------------------------
 Arizona                                           33    $    1,025,245.98                3.29
 Arkansas                                           5           108,385.30                0.35
 California                                       140        10,961,598.88               35.22
 Colorado                                          17           772,628.36                2.48
 Connecticut                                       10           788,802.59                2.53
 Delaware                                           1            59,718.11                0.19
 Florida                                           84         3,122,187.18               10.03
 Georgia                                            8           252,250.51                0.81
 Idaho                                              8           198,238.21                0.64
 Illinois                                           5           173,483.37                0.56
 Indiana                                            5           162,365.76                0.52
 Iowa                                               1            66,408.69                0.21
 Kansas                                             1            27,068.80                0.09
 Kentucky                                          15           355,880.98                1.14
 Louisiana                                         10           299,738.32                0.96
 Maine                                              1            27,825.50                0.09
 Maryland                                          12           562,234.61                1.81
 Massachusetts                                      3           534,767.94                1.72
 Michigan                                           4           197,603.39                0.63
 Minnesota                                          9           423,914.01                1.36
 Mississippi                                        4            96,378.18                0.31
 Missouri                                          17           481,124.76                1.55
 Nebraska                                           1            31,575.96                0.10
 Nevada                                            37         2,152,817.33                6.92
 New Hampshire                                      2           107,953.11                0.35
 New Jersey                                         4           189,072.94                0.61
 New Mexico                                         2            72,419.89                0.23
 New York                                           6           263,663.09                0.85
 North Carolina                                    14           419,429.92                1.35
 Ohio                                              19           857,749.57                2.76
 Oklahoma                                           4            96,039.66                0.31
 Oregon                                            15           482,635.42                1.55
 Pennsylvania                                       8           626,350.33                2.01
 South Carolina                                    10           358,341.58                1.15

  (Continued on next page)


                                                           [LOGO]
                                                           Wachovia
[LOGO]RBS Greenwich Capital                               Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                               % of Aggregate
                                                      Principal Balance     Principal Balance
                                         Number of    Outstanding as of     Outstanding as of
State (Continued):                  Mortgage Loans      the Cutoff Date       the Cutoff Date
---------------------------------------------------------------------------------------------
Tennessee                                        2       $    47,804.34                  0.15
Texas                                           44         1,856,988.42                  5.97
Utah                                             7           574,279.14                  1.85
Virginia                                        20           796,229.25                  2.56
Washington                                      27         1,085,646.45                  3.49
Wisconsin                                        2           375,767.66                  1.21
Wyoming                                          1            31,990.84                  0.10
---------------------------------------------------------------------------------------------
Total                                          618       $31,124,604.33                100.00
=============================================================================================

                                                                               % of Aggregate
                                                      Principal Balance     Principal Balance
                                         Number of    Outstanding as of     Outstanding as of
Documentation:                      Mortgage Loans      the Cutoff Date       the Cutoff Date
---------------------------------------------------------------------------------------------
Stated Income                                  328       $14,496,992.08                 46.58
Full Documentation                             224        12,314,499.96                 39.57
No Documentation                                59         3,744,030.02                 12.03
No Income/No Asset Verification                  6           539,977.31                  1.73
Limited Documentation                            1            29,104.96                  0.09
---------------------------------------------------------------------------------------------
Total                                          618       $31,124,604.33                100.00
=============================================================================================

                                                                               % of Aggregate
                                                      Principal Balance     Principal Balance
                                         Number of    Outstanding as of     Outstanding as of
Grade:                              Mortgage Loans      the Cutoff Date       the Cutoff Date
---------------------------------------------------------------------------------------------
A+                                             211         9,234,606.40                 29.67
A                                                1       $    19,981.68                  0.06
A-                                               1           409,307.72                  1.32
Alt A                                          397        19,531,670.39                 62.75
B                                                2           938,811.33                  3.02
B-                                               1            78,356.04                  0.25
FICO Enhanced                                    1            59,137.81                  0.19
Only                                             4           852,732.96                  2.74
---------------------------------------------------------------------------------------------
Total                                          618       $31,124,604.33                100.00
=============================================================================================

                                                            [LOGO]
                                                           Wachovia
[LOGO]RBS Greenwich Capital                               Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                % of Aggregate
                                                        Principal Balance    Principal Balance
                                           Number of    Outstanding as of    Outstanding as of
Loan Type:                            Mortgage Loans      the Cutoff Date      the Cutoff Date
----------------------------------------------------------------------------------------------
Adjustable Rate Loan                              16       $ 5,744,455.86                18.46
Fixed Rate Loan                                  602        25,380,148.47                81.54
----------------------------------------------------------------------------------------------
Total                                            618       $31,124,604.33               100.00
==============================================================================================

                                                                                % of Aggregate
                                                        Principal Balance    Principal Balance
                                           Number of    Outstanding as of    Outstanding as of
Fixed Rate Loan Types:                Mortgage Loans      the Cutoff Date      the Cutoff Date
----------------------------------------------------------------------------------------------
15 Year  Balloon                                 409       $16,631,443.62                65.53
15 Year Fixed-Rate Loan                          185         6,450,814.99                25.42
30 Year Fixed-Rate Loan                            8         2,297,889.86                 9.05
----------------------------------------------------------------------------------------------
Total                                            602       $25,380,148.47               100.00
==============================================================================================

                                                                                % of Aggregate
                                                        Principal Balance    Principal Balance
                                           Number of    Outstanding as of    Outstanding as of
Adjustable Rate Loan Types:           Mortgage Loans      the Cutoff Date      the Cutoff Date
----------------------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR                         13       $ 4,925,788.44                85.75
3/27 Loan Six-Month LIBOR                          3           818,667.42                14.25
----------------------------------------------------------------------------------------------
Total                                             16       $ 5,744,455.86               100.00
==============================================================================================

                                                                                % of Aggregate
                                                        Principal Balance    Principal Balance
                                           Number of    Outstanding as of    Outstanding as of
Lien Position:                        Mortgage Loans      the Cutoff Date      the Cutoff Date
----------------------------------------------------------------------------------------------
Second Lien                                      594       $22,814,058.87                73.30
First Lien                                        24         8,310,545.46                26.70
----------------------------------------------------------------------------------------------
Total                                            618       $31,124,604.33               100.00
==============================================================================================

                                                                                % of Aggregate
                                                        Principal Balance    Principal Balance
                                           Number of    Outstanding as of    Outstanding as of
Prepayment Term (months):             Mortgage Loans      the Cutoff Date      the Cutoff Date
----------------------------------------------------------------------------------------------
                                                 383       $16,806,187.89                54.00
N/A
12                                                 2           137,955.36                 0.44
24                                               149         9,497,444.13                30.51
36                                                48         2,553,623.49                 8.20
60                                                36         2,129,393.46                 6.84
----------------------------------------------------------------------------------------------
Total                                            618       $31,124,604.33               100.00
==============================================================================================

                                                            [LOGO]
                                                           Wachovia
[LOGO]RBS Greenwich Capital                               Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                             % of Aggregate
                                                      Principal Balance   Principal Balance
                                          Number of   Outstanding as of   Outstanding as of
Current Mortgage Rates (%):          Mortgage Loans     the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------------------
  4.250  -  4.500                                 1      $   378,951.07                1.22
  4.501  -  5.000                                 1          324,269.45                1.04
  5.001  -  5.500                                 3        1,115,746.97                3.58
  5.501  -  6.000                                 5        1,714,277.16                5.51
  6.001  -  6.500                                 5        2,170,421.79                6.97
  6.501  -  7.000                                 6        1,230,795.78                3.95
  7.001  -  7.500                                 7        1,082,358.79                3.48
  7.501  -  8.000                                 9          363,732.83                1.17
  8.001  -  8.500                                16          879,679.26                2.83
  8.501  -  9.000                                28        1,021,840.02                3.28
  9.001  -  9.500                                30        1,107,025.54                3.56
  9.501  - 10.000                                75        3,201,304.06               10.29
 10.001  - 10.500                                49        2,063,750.49                6.63
 10.501  - 11.000                                80        3,519,119.55               11.31
 11.001  - 11.500                                65        2,733,585.46                8.78
 11.501  - 12.000                                67        2,407,011.76                7.73
 12.001  - 12.500                                47        1,440,839.60                4.63
 12.501  - 13.000                               100        3,542,872.22               11.38
 13.001  - 13.500                                17          560,443.00                1.80
 13.501  - 14.000                                 7          266,579.53                0.86
--------------------------------------------------------------------------------------------
Total                                           618      $31,124,604.33              100.00
============================================================================================

                                                                             % of Aggregate
                                                      Principal Balance   Principal Balance
                                          Number of   Outstanding as of   Outstanding as of
Gross Margins (%) (ARMs Only):       Mortgage Loans     the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------------------
   3.875  -   4.000                               1       $  378,951.07                6.60
   4.001  -   4.500                               2          522,377.60                9.09
   4.501  -   5.000                               3        1,101,532.43               19.18
   5.001  -   5.500                               5        1,828,921.19               31.84
   6.001  -   6.500                               2          948,709.76               16.52
   6.501  -   7.000                               2          844,900.46               14.71
   8.001  -   8.125                               1          119,063.35                2.07
--------------------------------------------------------------------------------------------
Total                                            16       $5,744,455.86              100.00
============================================================================================

                                                            [LOGO]
                                                           Wachovia
[LOGO]RBS Greenwich Capital                               Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                       % of Aggregate
                                                                 Principal Balance  Principal Balance
                                                     Number of   Outstanding as of  Outstanding as of
Maximum Loan Rates (%) (ARMs Only):             Mortgage Loans     the Cutoff Date    the Cutoff Date
------------------------------------------------------------------------------------------------------
  11.250  -  11.500                                          1       $  378,951.07               6.60
  12.501  -  13.000                                          4        1,228,672.77              21.39
  13.001  -  13.500                                          4        1,671,397.21              29.10
  13.501  -  14.000                                          3        1,069,808.00              18.62
  14.001  -  14.500                                          2          921,290.15              16.04
  15.001  -  15.500                                          1          355,273.31               6.18
  15.501  -  15.750                                          1          119,063.35               2.07
------------------------------------------------------------------------------------------------------
Total                                                       16       $5,744,455.86             100.00
======================================================================================================

                                                                                       % of Aggregate
                                                                 Principal Balance  Principal Balance
                                                     Number of   Outstanding as of  Outstanding as of
Minimum Loan Rates (%) (ARMs Only):             Mortgage Loans     the Cutoff Date    the Cutoff Date
------------------------------------------------------------------------------------------------------
   4.250  -   4.500                                          1       $  378,951.07               6.60
   5.501  -   6.000                                          4        1,228,672.77              21.39
   6.001  -   6.500                                          4        1,671,397.21              29.10
   6.501  -   7.000                                          3        1,069,808.00              18.62
   7.001  -   7.500                                          2          921,290.15              16.04
   8.001  -   8.500                                          1          355,273.31               6.18
   9.501  -   9.750                                          1          119,063.35               2.07
------------------------------------------------------------------------------------------------------
Total                                                       16       $5,744,455.86             100.00
======================================================================================================

                                                                                       % of Aggregate
                                                                 Principal Balance  Principal Balance
                                                     Number of   Outstanding as of  Outstanding as of
Rate Adjustment Date (ARMs ONLY):               Mortgage Loans     the Cutoff Date    the Cutoff Date
------------------------------------------------------------------------------------------------------
 06/01/05                                                    2       $  740,484.91              12.89
 07/01/05                                                    3        1,196,466.28              20.83
 08/01/05                                                    8        2,988,837.25              52.03
 07/01/06                                                    2          473,419.77               8.24
 08/01/06                                                    1          345,247.65               6.01
------------------------------------------------------------------------------------------------------
Total                                                       16       $5,744,455.86             100.00
======================================================================================================

                                                                                       % of Aggregate
                                                                 Principal Balance  Principal Balance
                                                     Number of   Outstanding as of  Outstanding as of
Initial Periodic Rate Cap (%) (ARMs Only):      Mortgage Loans     the Cutoff Date    the Cutoff Date
------------------------------------------------------------------------------------------------------
   3.000                                                    16       $5,744,455.86             100.00
------------------------------------------------------------------------------------------------------
Total                                                       16       $5,744,455.86             100.00
======================================================================================================

                                                            [LOGO]
                                                           Wachovia
[LOGO]RBS Greenwich Capital                               Securities

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % of Aggregate
                                                           Principal Balance  Principal Balance
                                               Number of   Outstanding as of  Outstanding as of
Periodic Rate Cap (%) (ARMs Only):        Mortgage Loans     the Cutoff Date    the Cutoff Date
------------------------------------------------------------------------------------------------
   1.000                                              16       $5,744,455.86             100.00
------------------------------------------------------------------------------------------------
Total                                                 16       $5,744,455.86             100.00
================================================================================================

                                                            [LOGO]
                                                           Wachovia
[LOGO]RBS Greenwich Capital                               Securities